UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

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[X]  Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to §240.14a-12

SOUTHERN MISSOURI BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 25, 2017

Dear Fellow Shareholder:
On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2017 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on October 30, 2017, at our corporate headquarters located at 2991 Oak Grove Road, Poplar Bluff, Missouri.
The matters expected to be acted upon at the meeting are described in the attached proxy statement. A proxy card enabling you to vote without attending the meeting is enclosed. In addition, we will report on our progress during the past year.
We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting. In accordance with the rules of the Securities and Exchange Commission, our proxy statement, proxy card and annual report to shareholders are available on the Internet at http://www.edocumentview.com/SMBC.
Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.
Sincerely, Greg A. Steffens President and Chief Executive Officer

SOUTHERN MISSOURI BANCORP, INC.
2991 Oak Grove Road
Poplar Bluff, Missouri 63901
(573) 778-1800
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on October 30, 2017
Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at our corporate headquarters located at 2991 Oak Grove Road, Poplar Bluff, Missouri on October 30, 2017, at 9:00 a.m. local time.
A proxy card and a proxy statement for the annual meeting are enclosed.
The annual meeting is for the purpose of considering and voting on the following proposals:
Proposal 1.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal 2.	An advisory (non-binding) vote on executive compensation, commonly referred to as a "say on pay" vote;
Proposal 3.	Approval of the Company's 2017 Omnibus Incentive Plan; and
Proposal 4.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2018.
Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.
The Board of Directors has fixed the close of business on September 8, 2017, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. Shareholders have a choice of voting by Internet or by telephone, by mailing a completed proxy card or by submitting a ballot in person at the Annual Meeting. Regardless of the number of shares you own, your vote is very important. Please act today to ensure that your shares are represented at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS RONNIE D. BLACK Secretary
Poplar Bluff, Missouri
September 25, 2017

SOUTHERN MISSOURI BANCORP, INC.
2991 Oak Grove Road
Poplar Bluff, Missouri 63901
(573) 778-1800

IMPORTANT NOTICE:  Internet Availability of Proxy Materials
for the Shareholders' Meeting To Be Held on October 30, 2017.

These proxy materials are also available to you on the Internet.
You are encouraged to review all of the information contained in the proxy materials before voting.

The Company's Proxy Statement, Annual Report to
Shareholders and other proxy materials are available at
http://www.edocumentview.com/SMBC

SOUTHERN MISSOURI BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
October 30, 2017

TABLE OF CONTENTS
PAGE

INFORMATION ABOUT THE ANNUAL MEETING	3
Time and Place of the Annual Meeting.	3
Matters to be Considered at the Annual Meeting.	3
Who is Entitled to Vote?	4
What if My Shares are Held in "Street Name" by a Broker?	4
How do I Vote my 401(k) Shares?	4
How Many Shares Must Be Present to Hold the Meeting?	4
What If a Quorum Is Not Present at the Meeting?	4
How Do I Vote at the Annual Meeting?	5
May I Revoke My Proxy?	5
How Does the Board of Directors Recommend I Vote on the Items to be Considered at the Annual Meeting?	5
What if I do not Specify How My Shares Are to be Voted?	5
Will Any Other Business Be Conducted at the Meeting?	6
How Many Votes Are Required to Elect the Director Nominees?	6
How Many Votes Are Required to Approve Each of the Other Items?	6
What Happens If a Nominee Is Unable to Stand for Election?	6
How Will Abstentions Be Treated?	6
How Will Broker Non-Votes Be Treated?	6
Proxy Solicitation Costs	6
STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK	7
Stock Ownership of Significant Shareholders, Directors and Executive Officers	7
PROPOSAL I -- ELECTION OF DIRECTORS	9
Business Experience and Qualifications of Directors and Director Nominees	9
Board of Directors' Meetings and Committees and Corporate Governance Matters	11
Board Meetings	11
Director Independence	11
Ethics Code	11
Board Leadership Structure and Role in Risk Oversight	12
Board Committee Attendance and Charter	12
Audit Committee	13
Compensation Committee	13
Compensation Committee Interlocks and Insider Participation	13
Nominating Committee	13
COMPENSATION OF DIRECTORS	15
Director Compensation Table for 2017	15
Directors' Retirement Agreements	15
EXECUTIVE COMPENSATION	16
Compensation Discussion and Analysis	16
Executive Summary of Key Compensation Decisions.	16

i

Compensation Philosophy and Objectives.	16
Base Salaries.	17
Bonuses	18
Management Recognition and Development Plan.	18
2008 Equity Incentive Plan.	18
2003 Stock Option and Incentive Plan.	18
Other Benefits.	19
Employment Agreement.	19
Compensation Committee Report	20
2017 Summary Compensation Table	21
Grant of Plan-Based Awards	22
Outstanding Equity Awards at June 30, 2017	22
Option Exercises and Stock Vested in Fiscal 2017	23
Potential Payments Upon Termination of Employment or Change in Control	24
Tax Considerations	24
Section 16(a) Beneficial Ownership Reporting Compliance	24
Relationships and Transactions with Executive Officers, Directors and Related Persons	25
PROPOSAL II -- ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	25
PROPOSAL III – APPROVAL OF THE COMPANY'S 2017 OMNIBUS INCENTIVE PLAN	26
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	40
RELATIONSHIP WITH INDEPENDENT AUDITORS	41
Audit Fees	41
PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	42
FINANCIAL STATEMENTS	42
SHAREHOLDER PROPOSALS	42
OTHER MATTERS	42

ii

SOUTHERN MISSOURI BANCORP, INC.
2991 Oak Grove Road
Poplar Bluff, Missouri 63901
(573) 778-1800
 _________________________
PROXY STATEMENT
 _________________________
ANNUAL MEETING OF SHAREHOLDERS
To be held on October 30, 2017
_________________________
Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed proxy card to our shareholders on or about September 25, 2017. Certain of the information provided herein relates to Southern Bank, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Bank may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", the "Company", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Bank.
By submitting your proxy, you authorize our Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.
Southern Missouri Bancorp's Annual Report to Shareholders for the fiscal year ended June 30, 2017, which includes Southern Missouri Bancorp's audited financial statements, is enclosed. Although the Annual Report is being mailed to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference. These materials are also available via the Internet at http://www.edocumentview.com/SMBC.
INFORMATION ABOUT THE ANNUAL MEETING
Time and Place of the Annual Meeting.
Our annual meeting will be held as follows:

Date:	October 30, 2017
Time:	9:00 a.m., local time
Place:	Southern Missouri Bancorp, Inc./Southern Bank
2991 Oak Grove Road
Poplar Bluff, Missouri
Matters to be Considered at the Annual Meeting.
At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:
Proposal I.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal II.	An advisory (non-binding) vote on executive compensation as disclosed in this proxy statement, commonly referred to as a "say on pay" vote;
Proposal III.	Approval of the Company's 2017 Omnibus Incentive Plan; and
Proposal IV.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2018.

The shareholders also will transact any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.
Who is Entitled to Vote?
We have fixed the close of business on September 8, 2017, as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 8, 2017, there were 8,591,363 shares of Southern Missouri Bancorp common stock outstanding and entitled to vote at the annual meeting.
What if My Shares are Held in "Street Name" by a Broker?
If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." Whether an item is discretionary is determined by the exchange rules governing your broker. All of the items being voted on at the meeting are expected to be non-discretionary items except the vote on the ratification of the appointment of BKD, LLP.
How do I vote my 401(k) shares?
If you participate in the Southern Bank 401(k) Retirement Plan you may provide voting instructions to Capital Bank and Trust Company, the plan's trustee, by completing and returning the proxy card accompanying this proxy statement, by using the toll-free telephone number, or by indicating your instructions over the Internet. When casting your vote, you should consider your long-term best interests as a plan participant, as well as the long-term best interests of other plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by October 21, 2017.
If you fail to sign or timely return the proxy voting instructions, whether by mail, by telephone, or over the Internet, the trustee will vote your shares as "abstain."
How Many Shares Must Be Present to Hold the Meeting?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What If a Quorum Is Not Present at the Meeting?
If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How Do I Vote at the Annual Meeting?
You can vote:
•	by returning the enclosed proxy card in the enclosed pre-paid envelope;
•	by telephone; or
•	over the Internet

Please refer to the specific instructions set forth in the proxy card. You may also vote your shares in person at the meeting. However, to ensure that your shares are voted in accordance with your wishes and that a quorum is present at the meeting so that we can transact business, we urge you to register your vote by proxy as promptly as possible. Your prompt response will help reduce solicitation costs. For security reasons, our electronic voting system has been designed to authenticate your identity as a shareholder. If you hold shares in "street name," your broker, bank, trustee, or nominee will provide you with materials and instructions for voting your shares.
May I Revoke My Proxy?
You may revoke your proxy before it is voted by:
•	submitting a new proxy with a later date;
•	notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or
•	voting in person at the annual meeting.
If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.
How does the Board of Directors recommend I vote on the items to be considered at the annual meeting?
The Board of Directors recommends that you vote:
•	FOR the election of the three director nominees to the Board of Directors.
•	FOR approval of the advisory (non-binding) vote on executive compensation ("say on pay").
•	FOR approval of the 2017 Omnibus Incentive Plan.
•	FOR ratification of the appointment of BKD, LLP.

What if I do not specify how my shares are to be voted?
Registered Shareholders. If you are a registered shareholder and you submit a proxy but do not indicate any voting instructions, your shares will be voted:
•	FOR the election of three director nominees to the Board of Directors.
•	FOR approval of the advisory (non-binding) vote on executive compensation ("say on pay").
•	FOR approval of the 2017 Omnibus Incentive Plan.
•	FOR ratification of the appointment of BKD, LLP.

Holders of Shares in "Street Name". If you hold your shares in "street name" through a broker and do not provide your broker with voting instructions, it is expected that your broker will be unable to vote your shares except on the vote to ratify the appointment of BKD, LLP. See "What if my shares are held in 'street name' by a broker?"

Will Any Other Business Be Conducted at the Meeting?
The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.
How Many Votes Are Required to Elect the Director Nominees?
The affirmative vote of a plurality of the votes cast on this matter is required to elect the nominees as directors. This means that the three director nominees will be elected if they receive more affirmative votes than any other person nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote "Withhold" with respect to the election of any or all of the nominees, your shares will not be voted with respect to the person or persons indicated, although your shares will be counted for purposes of determining whether there is a quorum.
How Many Votes Are Required to Approve Each of the Other Items?
The affirmative vote of a majority of the votes cast on the matter is required to approve the advisory (say on pay) vote on executive compensation and the ratification of the appointment of BKD, LLP. The outcome of the say on pay vote is not binding on the Board of Directors. The affirmative vote of a majority of the shares outstanding and entitled to vote on the matter is required to approve the 2017 Omnibus Incentive Plan.
What Happens If a Nominee Is Unable to Stand for Election?
If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.
How Will Abstentions Be Treated?
If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for the election of directors. An abstention on the advisory (say on pay) vote or on the ratification of the appointment of BKD, LLP will not be counted as a vote cast and will have no effect on the item. An abstention on approval of the 2017 Omnibus Incentive Plan will have the same effect as a vote "against" the proposal.
How Will Broker Non-Votes Be Treated?
Shares treated as broker non-votes on one or more items will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast on those items.
Proxy Solicitation Costs
We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK
Stock Ownership of Significant Shareholders, Directors and Executive Officers
The following table sets forth, as of the September 8, 2017, voting record date, information regarding share ownership of:
•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

•	each director and director nominee of Southern Missouri Bancorp;
•	each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and
•	all current directors and executive officers of Southern Missouri Bancorp as a group.
The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp. As of September 8, 2017, there were 8,591,363 shares of Company common stock issued and outstanding.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are exercisable as of or within 60 days after September 8, 2017, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding (%)
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
FJ Capital Management, LLC(2) 1313 Dolley Madison Blvd. Ste. 306 McLean, VA 22101	679,500	7.90
Sy Jacobs, Jacobs Asset Management, LLC(3) 11 East 26th Street, Suite 1900, New York, NY 10010	458,363	5.33
Southern Bank 401(k) Retirement Plan(4) 2991 Oak Grove Road, Poplar Bluff, MO 63901	407,546	4.74
Directors and Named Executive Officers
Greg A. Steffens, Director and President(5)	253,369	2.95
L. Douglas Bagby, Director and Chairman	25,000	*
Ronnie D. Black, Director and Secretary	49,370	*
Sammy A. Schalk, Director	99,098	1.15
Rebecca M. Brooks, Director	28,500	*
Charles R. Love, Director	25,100	*
Dennis C. Robison, Director	20,767	*
David J. Tooley, Director	44,000	*
Todd E. Hensley, Director(6)	542,040	6.30
John R. Abercrombie(7)	180,818	2.10
Kimberly A. Capps, Chief Operations Officer(5)	105,214	1.22
William D. Hribovsek, Chief Lending Officer(5)	76,774	*
Matthew T. Funke, Chief Financial Officer(5)	47,337	*
Justin G. Cox, Regional President(5)	9,420	*
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Bank as a group (17 persons)(8)	1,541,976	17.86
____________________
(1)
Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock exercisable within 60 days of September 8, 2017, as follows: Mr. Tooley – 4,000 shares; Mr. Hensley – 6,000 shares; Ms. Capps – 10,000 shares; Mr. Hribovsek – 10,000 shares; and Mr. Funke – 10,000 shares.

(2)	Based on information filed by FJ Capital Management, LLC and their affiliated entities ("FJCM") in a Schedule 13-F filed as of June 30, 2017.
(3)	Based on information filed by Sy Jacobs and Jacobs Asset Management ("Jacobs Parties") in a schedule 13-F filed as of June 30, 2017.
(4)
Represents shares held by the Southern Bank 401(k) Retirement Plan (the "401(k) Plan"). All of the shares have been allocated to accounts of participants. Pursuant to the terms of the 401(k) Plan, each 401(k) Plan participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.

(5)
Includes 40,136 shares held by Mr. Steffens' account, 41,753 shares held by Ms. Capps' account, 31,774 shares held by Mr. Hribovsek's account, 10,087 shares held by Mr. Funke's account, and 6,970 shares held by Mr. Cox's account under the 401(k) Plan.

(6)	Based in part on information reported by Mr. Hensley in a Schedule 13D filed with the SEC on May 22, 2015. Mr. Hensley reported sole voting and dispositive power over 536,040 shares.
(7)	Mr. Abercrombie joined the Board of Directors in July 2017, as a result of the Company's acquisition of Tammcorp, Inc.
(8)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options that are exercisable as of or within 60 days after September 8, 2017, to purchase 40,000 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.

PROPOSAL I -- ELECTION OF DIRECTORS
Our Board of Directors currently consists of ten members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.
The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Nominating Committee of the Board of Directors recommends individuals to be nominated by the Board of Directors for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.
Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. All of the Company's directors also serve as directors of the Bank. The Board of Directors recommends you vote "FOR" each of the director nominees.
Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Bank	Director Since(2)	Term to Expire

		Director Nominees

Ronnie D. Black	69	Director and Secretary	1997	2020
Rebecca M. Brooks	61	Director	2004	2020
Dennis C. Robison	63	Director	2008	2020

		Directors Continuing in Office

Greg A. Steffens	50	President, Chief Executive Officer and Director	2000	2018
L. Douglas Bagby	67	Chairman of the Board	1997	2018
David J. Tooley	68	Director	2011	2018
Todd E. Hensley	50	Director	2014	2018
Sammy A. Schalk	68	Director	2000	2019
Charles R. Love	66	Director	2004	2019
John R. Abercrombie	72	Director	2017	2019
_________________________________
(1)	At June 30, 2017.
(2)	Includes service as a director of Southern Bank.

Business Experience and Qualifications of Directors and Director Nominees
The Board believes that the many years of service that our directors have at the Company, the Bank or at other financial institutions is one of their most important qualifications for service on our Board. This service has given them extensive knowledge of the banking business and the Company. Furthermore, their service on Board committees here or at other institutions, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers. Service on the Board by our president is critical to aiding the outside directors' understanding of the complicated issues that are common in the banking business. Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations. The business experience for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below.

John R. Abercrombie. Mr. Abercrombie served as Chairman, President & CEO of Tammcorp, Inc. from January 1980 until its acquisition by the Company on June 16, 2017. He also served as Chairman, President & CEO of the subsidiary bank, Capaha Bank. During his tenure with Capaha, he also served as a lending officer, originating and managing commercial, agricultural, consumer, and residential loans, as the primary asset/liability management officer with responsibility for all deposit and loan pricing as well as Capaha's interest rate risk and sensitivity management, and as the primary marketing officer, overseeing marketing activities and functions. Since 2010 he also served as Capaha's Chief Credit Officer. Mr. Abercrombie's 44-year banking career provides a wealth of banking and business experience that can be of benefit to the Company in decision-making on banking and general business matters.
L. Douglas Bagby. Mr. Bagby served as the City Manager of Poplar Bluff from September 2003 until his retirement in June 2014. Previously, he was employed for 14 years as the General Manager of Poplar Bluff Municipal Utilities and had served two earlier years as the Poplar Bluff City Manager. Mr. Bagby served six years on the Poplar Bluff R-1 school board. He is currently Chairman of the Board of Directors of Southern Missouri Bancorp. His background provides expertise in providing deposit services and credit to public units, both directly and through the securities markets.
Ronnie D. Black. Mr. Black is currently the Secretary of Southern Missouri Bancorp, Inc. Mr. Black served as Executive Director of the General Association of General Baptists, from 1997 until his retirement in 2010; he continues to serve as a consultant for the association and for Jim Hill Consultants, a firm specializing in stewardship campaigns for religious organizations. Previously, Mr. Black served as Director of Stewardship for the association and as Director of the General Baptist Foundation. Mr. Black currently serves on the Poplar Bluff City Council, and has done so for more than 13 years, including past service as the city's mayor. Mr. Black provides valuable contacts to the Company in area non-profit and religious organizations.
Rebecca M. Brooks. Ms. Brooks is the financial operations manager for McLane Transport, Inc. She has held that position since 1997. In that capacity, her duties include financial statement preparation and analysis, budgeting, oversight of the firm's payroll, payables, and receivables functions, and tax management. She was previously employed in healthcare administration and served as President of a small hospital employee credit union. That institution merged with Maxwell-Gunter Federal Credit Union, where she served on the board of directors for five years. Ms. Brooks provides expertise to the Board of Directors in the evaluation of transportation and other service industry borrowers. Having worked with credit unions, Ms. Brooks' background provides an understanding of consumer credit and regulatory oversight of financial institutions.
Todd E. Hensley. Mr. Hensley was formerly Chairman, President, and CEO of Peoples Service Company and its subsidiary, Peoples Banking Company prior to their acquisition by the Company on August 5, 2014. He also served as Chairman of the Board of Directors of the subsidiary bank, Peoples Bank of the Ozarks. Prior to that, he served as Compliance Officer and General Counsel and also had broad responsibilities for the operations of Peoples Banking Company and its subsidiaries. He remains an attorney licensed to practice in Missouri and Illinois. He has been involved in the banking industry for over 20 years.
Charles R. Love. Mr. Love is a certified public accountant and retired as a partner with the accounting firm of Kraft, Miles & Tatum, LLC. Mr. Love was an accountant with Kraft, Miles & Tatum, LLC for 26 years, and has over 42 years of experience in public accounting, including conducting audits and preparing financial statements and tax returns. He brings important technical and financial expertise to the Board, including the ability to understand and explain financial statements and tax returns of borrowers. His varied practice provides a knowledge base regarding the area's economic performance.

Dennis C. Robison. Mr. Robison is a farmer in Butler and Ripley counties in Missouri. He primarily raises soybeans, rice, wheat, and corn. He served on the board of Riceland Foods from 1994 to 2006. As managing partner of two farming operations, his responsibilities have included budgeting, financing, tax planning, and resource and personnel management. His experience as a farmer provides an ability to understand the operations of the Company's agricultural borrowers, and his experience managing successful farming operations provides insight into general management issues of the Company.
Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the advisory committee for the Industrial Technology Department of a local junior college, and is a member of the City of Poplar Bluff's municipal utilities advisory board. Mr. Schalk's experience in the building trades industry provides expertise into the evaluation of commercial and residential real estate lending issues. He is currently Chairman of the Board of Southern Bank. His experience managing a successful business provides insight into general management issues of the Company.
Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000 and as Chief Executive Officer since 2003. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Bank. Previously, Mr. Steffens was the Chief Financial Officer of Sho-Me Financial Corp. for four years, and before that Mr. Steffens was employed as a bank examiner with the Office of Thrift Supervision. As President, Mr. Steffens brings a special knowledge of the financial, economic and regulatory challenges the Company faces and is well-suited to educate the Board on these matters.
David J. Tooley. Mr. Tooley assisted in the staffing and opening of what began as a loan production office and is now a full-service branch for Southern Bank in Springfield, Missouri from September 2010 through October 2011. He previously was President, CEO and a Director of Metropolitan National Bank (MNB) in Springfield serving from February, 2001 until his retirement on March 31, 2010. Prior to MNB, he worked at First Savings Bank (FSB) of Mt. Vernon, Missouri. He started at FSB in January 1975 and was employed there until December 31, 1997. He co-managed FSB and also served on the Board of Directors. FSB was converted to a publicly traded company in 1993 and subsequently was purchased by Union Planters Bank of Memphis, Tennessee in 1997. (Union Planters Bank was later merged into Regions Bank.) He also served on the community bank board of Union Planters after the merger until his employment at MNB. He has over thirty-five years of management experience at banking institutions.
Board of Directors' Meetings and Committees and Corporate Governance Matters
Board Meetings
Meetings of the Company's Board of Directors are generally held on a monthly basis. The Company's Board of Directors held twelve regular meetings and six special meetings during the fiscal year ended June 30, 2017. All directors of the Company attended at least 75 percent of the aggregate of the total number of Board meetings. The Company's policy is for all directors to attend its annual meeting of shareholders, and all directors attended last year's annual meeting.
Director Independence
The Board has determined that Directors Black, Bagby, Schalk, Brooks, Love, Robison, and Tooley, constituting a majority of the Board members, are "independent directors," as that term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market ("NASDAQ"). Among other things, when making this determination, the Board considers each director's current or previous employment relationships and material transactions or relationships with the Company or the Bank, members of their immediate family and entities in which the director has a significant interest. The purpose of this review is to determine whether any relationships or transactions exist or have occurred that are inconsistent with a determination that the director is independent. Among other matters, in reaching its determination on independence, the Board considered the fact that certain of the directors or their affiliates have borrowed money from the Bank. See "Business Relationships and Transactions with Executive Officers, Directors and Related Persons."
Shareholders may communicate directly with the Board of Directors by sending written communications to Douglas Bagby, 2991 Oak Grove Road, Poplar Bluff, Missouri 63901.
Ethics Code
The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. You may obtain a copy of the Code free of charge by writing to the Corporate Secretary of the Company, 2991 Oak Grove Road, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800. In addition, the Code of Business Conduct and Ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-K for the year ended June 30, 2016 and is available on our investor relations website at http://investors.bankwithsouthern.com under "Corporate Overview/Corporate Governance."
Board Leadership Structure and Role in Risk Oversight
As noted above, the positions of Chairman of the Board and of President and Chief Executive Officer are held by separate persons. This has been the case since the Company was formed. The Board believes this structure is appropriate for the Company and the Bank because it creates a clear line between management by the executive management and oversight of management by the Board of Directors, led by the Chairman.
Risk is inherent with the operation of every financial institution, and how well an institution manages risk can ultimately determine its success. We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board has ultimate responsibility for the oversight of risk management. The Board believes that risk management, including setting appropriate risk limits and monitoring mechanisms, is an integral component and cannot be separated from strategic planning, annual operating planning, and daily management of our business. Consistent with this approach as well as based on the belief that certain risks require an oversight focus that a Board committee can better provide, the Board has delegated the oversight of certain risk areas to certain committees of the Board. The responsibilities of the Compensation Committee include the consideration of risks in connection with incentive and other compensation programs. See "—Compensation Committee." These committees regularly provide reports of their activities and recommendations to the full Board. In addition, members of senior management regularly attend meetings of the Board to report to the Board on the primary areas of risk that we face.
Board Committee Attendance and Charter
The Board of Directors of the Company has standing Audit, Compensation, and Nominating Committees. All members of these committees attended at least 75 percent of the total number of meetings held by the committees on which he or she served during fiscal 2017. The charters for the Audit Committee, Compensation Committee and the Nominating Committee are available on our investor relations website at http://investors.bankwithsouthern.com at "Corporate Overview/Corporate Governance." You also may obtain a copy of these committee charters free of charge by writing to the Corporate Secretary of the Company, 2991 Oak Grove Road, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800.

Audit Committee
The Audit Committee is comprised of Directors Love (Chairman), Bagby, Black, Schalk, Brooks, Robison, and Tooley, all of whom are "independent directors" under the Nasdaq listing standards. The Board of Directors has determined that Director Love is an "audit committee financial expert" as defined in Item 407(e) of Regulation S-K of the SEC and that all of the Audit Committee members meet the independence and financial literacy requirements under the Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is available on our investor relations website, at http://investors.bankwithsouthern.com, "Corporate Overview/Corporate Governance." In fiscal 2017, the Audit Committee met four times.
The Audit Committee is responsible for hiring, terminating and/or reappointing the Company's independent auditors, and for reviewing the annual audit prepared by our independent registered public accounting firm. The functions of the Audit Committee also include:
•	approving non-audit and audit services to be performed by the independent registered public accounting firm;
•	reviewing and approving all related party transactions for potential conflict of interest situations;
•	reviewing and assessing the adequacy of the Audit Committee Charter on an annual basis;
•	ensuring the existence of effective accounting and internal control systems; and
•	overseeing the entire audit function of the Company, both internal and independent.
Compensation Committee
The Compensation Committee is comprised of three independent directors, including Directors Robison (Chairman), Bagby and Tooley. The Compensation Committee is responsible for:
•
determining compensation to be paid to the Company's officers and employees, which are based on the recommendation of Mr. Steffens, except that compensation paid to Mr. Steffens is determined based on the recommendation of a majority of the independent directors, and Mr. Steffens is not present during voting or deliberations concerning his compensation; and

•	overseeing the administration of the employee benefit plans covering employees generally.
The Compensation Committee does not designate its authority to any one of its members or any other person. This Committee also administers the Company's Stock Option and Incentive Plan, Equity Incentive Plan, and the Management Recognition and Development Plan and reviews overall compensation policies for the Company. The Company's Compensation Committee met one time during the fiscal year ended June 30, 2017.
Compensation Committee Interlocks and Insider Participation
None of the three members of the Compensation Committee is an officer, employee or former officer of the Company or the Bank. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.
Nominating Committee
The Nominating Committee is composed of Directors Brooks, Bagby (Chairman), and Robison. The committee is primarily responsible for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. The Nominating Committee will consider nominees recommended by shareholders in accordance with the procedures in the Company's bylaws, but the Nominating Committee has not actively solicited such nominations. The Nominating Committee has the following responsibilities:
•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's articles of incorporation and bylaws;
•	consider and evaluate nominations from shareholders using the same criteria as all other nominations;
•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.
Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company's bylaws. In general, to be timely, a shareholder's notice must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; however, if less than 100 days' notice of the date of the scheduled annual meeting is given by the Company, the shareholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The shareholder's notice must include certain other information set forth in the Company's bylaws. This description is a summary of our nominating process. Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's articles of incorporation and bylaws and in Missouri law. During the fiscal year ended June 30, 2017, the Nominating Committee met on one occasion for the selection of director nominees, with respect to committee assignments, and for the naming of officers.

COMPENSATION OF DIRECTORS
The Company uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve as non-employee directors of the Company and the Bank. Each director of the Company also is a director of the Bank. Directors are compensated $900 per month for their service on the Company's Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time and level of skill required for service on the Boards of the Company and the Bank, particularly due to the duties imposed on directors of public companies and financial institutions. The types and levels of director compensation are annually reviewed and set by the Compensation Committee and ratified by the full Board of Directors.
For the fiscal year ended June 30, 2017, each director received a monthly fee of $1,100 for serving on the Bank's Board of Directors.
Directors Love and Tooley are members of regional loan approval committees and received a monthly fee of $1,000 for service in this regard.
Director Compensation Table for 2017
The table on the following page provides compensation information for each member of our Board of Directors during the year ended June 30, 2017 (except for Mr. Steffens, whose compensation is reported as a named executive officer). No option or restricted stock awards were granted in fiscal 2017.
Name	Fees Earned or Paid in Cash	Option Awards(1)		Stock Awards(2)		Change in Pension Value and Non Qualified Deferred Compensation Earnings		Total

L. Douglas Bagby	$24,000	$	---	$	---	$	---	$24,000
Sammy A. Schalk	24,000		---		---		---	24,000
Ronnie D. Black	24,000		---		---		---	24,000
Rebecca M. Brooks	24,000		---		---		5,096	29,096
Charles R. Love	36,000		---		---		5,322	41,322
Dennis C. Robison	24,000		---		---		3,844	27,844
David J. Tooley	36,000		---		---		2,974	38,974
Todd E. Hensley	24,000		---		---		5,399	29,399
John R. Abercrombie(3)	2,000		---		---		---	2,000
________________
(1)	Mr. Tooley holds options to purchase 4,000 shares, all of which are currently exercisable, and Mr. Hensley holds options to purchase 10,000 shares, 6,000 of which are currently exercisable.
(2)
Directors Bagby, Schalk, Black, Brooks, Love, Robison, and Tooley were awarded 4,000 shares of restricted stock granted under the 2008 Equity Incentive Plan. These shares vested in equal annual installments of 20% beginning June 30, 2013, through June 30, 2017. For Mr. Hensley, the award vests annually in equal installments of 20% beginning September 5, 2015, through September 5, 2019.

(3)	Mr. Abercrombie joined the board in June 2017.

Directors' Retirement Agreements
Southern Bank has entered into individual retirement agreements with each of its directors, with the exception of Mr. Steffens and Mr. Abercrombie. These agreements were entered into in recognition of the directors' service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Bank payable solely out of the general assets of Southern Bank.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction.  In this section, we provide an overview and analysis of our compensation programs, the material compensation policy decisions we have made under these programs, and the material factors that we considered in making those decisions. Following this section you will find a series of tables containing specific information about compensation paid or payable to the following individuals, whom we refer to as our "named executive officers".
•	Greg A. Steffens, President and Chief Executive Officer
•	Matthew T. Funke, Executive Vice-President and Chief Financial Officer
•	Kimberly A. Capps, Executive Vice-President and Chief Operations Officer
•	William D. Hribovsek, Executive Vice-President and Chief Lending Officer
•	Justin G. Cox, Executive Vice-President and Regional President (west region)
On January 23, 2017, Mark E. Hecker joined the company as an Executive Vice-President in the role of Chief Credit Officer. Lora L. Daves, who remains an Executive Vice-President for the Company, moved from the Chief Credit Officer role to that of Chief Risk Officer. Effective July 1, 2017, William D. Hribovsek retired as Chief Lending Officer for the Company. He is continuing to serve the Company as an Executive Vice-President in the role of Regional President for the Company's east region. On August 7, 2017, Christopher R. "Robb" Roberts joined the Company as an Executive Vice-President in the role of Regional President for the Company's south region.
The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.
Executive Summary of Key Compensation Decisions.
Our key compensation-related decisions during and subsequent to fiscal 2017 included the following:
•
increases in base salaries for our named executive officers during fiscal 2017 of between 2.0% and 11.1% based on merit, achievement of key business plan goals, increasing responsibilities as part of a growing organization, the need to stay market competitive and retain personnel who are integral to our continued plans for growth and management succession.

•	the payment of bonuses based on achievement of key business plan goals during fiscal 2017.
•	awards of performance-based restricted stock to certain of our executive officers during fiscal 2017.

Compensation Philosophy and Objectives.
The Compensation Committee of the Board of Directors administers our compensation and benefit programs. The Compensation Committee is responsible for setting and administering the policies which govern executive compensation. Our current compensation philosophy is designed to:

•	attract the right people and differentiate compensation based on performance;
•	retain top performers and reward them for helping us build and sustain our culture and values and achieve our business strategy and goals;

•	compensate our people in ways that inspire and motivate them, both individually and as a team, to execute our vision and drive for enduring customer satisfaction;
•	provide total compensation and learning and development opportunities that are competitive with that of other companies of similar size and complexity; and
•	properly align risk-taking and compensation.

While the primary components of our compensation program have been base salary, stock options and stock grants, and bonuses, the Compensation Committee also takes into account the full compensation package provided to the individual, including retirement plan benefits, health benefits and other benefits.

The Compensation Committee has established a broad-based compensation program to address compensation for directors, executive officers and other employees. The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals and link the compensation of its executives to the Company's success. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team. Our overriding principles in setting types and amounts of compensation are:
•	Merit/Performance Based – Individual compensation is linked to the successful achievement of performance objectives.
•	Market Competition – Total compensation attracts, retains, and motivates our top performers at a competitive level in our market.
•
Shareholder Value – Compensation components that align the interests of key management, especially the named executive officers with those of our shareholders in furtherance of our goal to increase shareholder value.

The Company implements this philosophy by using a combination of cash and stock-based compensation, benefits, and perquisites to attract and retain qualified persons to serve as executive officers of the Company and the Bank. Our compensation program seeks to reach an appropriate balance between base salary (to provide competitive fixed compensation), incentive opportunities in performance-based cash bonuses (to provide rewards for meeting performance goals) and equity compensation (to align our executives' interests with our shareholders' interests). Each executive officer of the Company also is an executive officer of the Bank. Executive officers are not compensated separately for their service to the Company, with the exception of Mr. Steffens' receipt of fees for service on the Company's board of directors. The Compensation Committee considers the significant amount of time and level of skill required to perform the required duties of each executive's position, taking into account the complexity of our business as a regulated public company and financial institution, and informally reviews peer compensation data.
Base Salaries.
We provide the opportunity for our named executive officers and other officers to earn a competitive base salary. We do so in order to attract and retain appropriate talent for the position. Our base salary reflects a combination of factors, including competitive pay levels, the executive's experience and tenure, the executive's individual performance and responsibilities. We review salary levels annually to recognize these factors. We do not target base salary at any particular percentage of total compensation.

          During fiscal 2017, Mr. Steffens received an increase in base salary from $350,000 to $357,000; Mr. Funke received an increase in base salary from $200,000 to $204,000; Ms. Capps received an increase in base salary from $150,000 to $164,000; Mr. Hribovsek received an increase in base salary from $250,000 to $255,000; and Mr. Cox received an increase in base salary from $180,000 to $200,000.

Increases were attributed to achievement of key business goals related to the areas overseen by each named executive officer; the need to retain top performers; the need to retain key management succession candidates; and recognition of the growing complexity of our Company and increasing responsibilities of our named executive officers.

Bonuses
The Company does not have a written cash bonus plan in place for executive officers. For fiscal 2015, 2016 and 2017, all named executive officers received cash bonuses. In determining the amount of cash bonuses to award, the Compensation Committee and Board of Directors primarily consider the Company's results in comparison to business plan targets for such measures as return on equity, earnings per share growth, net interest margin, noninterest income, and noninterest expense, as well as accomplishment of strategic objectives such as growth, entry to new markets, capitalization, and other factors. Generally, our Compensation Committee has viewed as a guideline a potential bonus payment of up to 25% of base salary, and made a determination of the amount of the awards to executive officers based on accomplishment of these strategic objectives. The Compensation Committee has also, since June 30, 2012, held 50% of each fiscal year's bonus for payout at the conclusion of the following fiscal year, as both a retention incentive and to discourage excessive risk-taking on the part of our executive management team.

Management Recognition and Development Plan, 2003 Stock Option and Incentive Plan, and
2008 Equity Incentive Plan
In 1994, shareholders approved the Management Recognition and Development Plan. In 2008, shareholders approved the 2008 Equity Incentive Plan. In 2003, shareholders approved the 2003 Stock Option and Incentive Plan. The Compensation Committee administers these long-term incentive stock plans, determines employee eligibility and grants share awards.
Management Recognition and Development Plan. The Management Recognition and Development Plan is a stock-based compensation plan designed to reward directors, officers and employees for service with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. The Company reserved 142,832 shares for stock awards under this plan. Awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. Stock awards under the plan generally have vested in equal installments over five years from the date of grant. Prior to the vesting of the shares, the recipient has voting and dividend rights and no transfer rights over the shares. All shares available have been awarded and vested under this Plan.
2008 Equity Incentive Plan. The purpose of the 2008 Equity Incentive Plan is to promote the long-term success of the Company and increase shareholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. In addition, the plan is designed to further link the interests of directors, officers and employees with the interest of the Company's shareholders. The Company reserved 132,000 shares of common stock (split-adjusted) for awards of restricted stock and restricted stock units under this plan. During fiscal 2017, there were 13,750 shares awarded under this plan. A total of 121,428 shares have been awarded under this plan, 3,375 shares have been forfeited and 13,947 remain available for future award.
           2003 Stock Option and Incentive Plan. The purpose of the 2003 Stock Option and Incentive Plan is to promote the long-term success of the Company and increase shareholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. The Company reserved 200,000 shares (split-adjusted) for option awards under this plan, plus additional shares repurchased with the proceeds of options exercised or surrendered to pay an option exercise price. Option awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. The plan provides for the award of incentive stock options to qualifying employees under the federal tax laws. Stock awards under the plan generally have vested in equal installments over five years from the date of grant and must be exercised within 10 years. The exercise price of options awarded always has been the fair market value of a share of the Company's common stock on the date of grant. In fiscal 2017, no shares were awarded, and none were forfeited, under this plan. As of June 30, 2017 there were 197,897 shares remaining available for future awards under the 2003 Stock Option Plan, which include 3,000 shares remaining available under the original 200,000 share authorization and an additional 194,897 shares that became available as a result of cash proceeds realized on stock option exercises and stock repurchases by the Company since the adoption of the 2003 Stock Option Plan. See "Potential Termination and Change in Control Payments" for benefits under the plan upon termination without cause or a change in control.

Other Benefits.
The Company provides benefits, including a 401(k) retirement plan and health care benefits, to all employees to attract and retain highly effective executives and other employees with an opportunity to maintain a quality standard of living over time and to have access to health care. These benefits are administered consistently to all levels of the organization. All employees share in the cost of health benefits based on the coverage they select. Available health care benefits are commensurate with that available in our market area.

The Company provides perquisites designed to enhance the success of the Company. Executive officer education is provided at industry conferences, seminars and schools. Dues to country clubs, social clubs and service organizations are paid to encourage community involvement and build business relationships.

Employment Agreement.
Mr. Steffens has entered into a one-year employment agreement with the Bank. Under this employment agreement, Mr. Steffens is entitled to continued payment of his salary and benefits subsequent to an involuntary termination or a termination in connection with a change in control of the Bank or the Company.
Under the agreement, an involuntary termination is a termination without cause or a constructive termination. A termination is deemed to be for cause if it is based on personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, regulation, regulatory order or the employment agreement. In addition, a termination required under the federal banking laws is treated as a termination for cause.
Under the employment agreement, a change in control is deemed to have occurred if: (i) there is a change in control under regulations of the Federal Reserve; (ii) the event would have to be reported on a Form 8-K; (iii) a person acquires beneficial ownership of at least 20% of the Company's securities; (iv) a majority of the Board is no longer the current members or chosen by the current members; or (v) any reorganization, acquisition or sale of substantial assets in which the Company or Bank is not the resulting entity. If Mr. Steffens's employment is terminated or constructively terminated under the guidelines described in the previous paragraph in connection with or within 12 months of a change of control, the Bank would be required to pay to Mr. Steffens in a lump sum 299% of his Section 280G base amount (which is Mr. Steffens's average annual W-2 compensation during the five full calendar year periods prior to the effective date of the termination, as more specifically defined in the employment agreement) and continue to provide access to health benefits for the remainder of the term of the agreement, subject to Section 280G limits.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" for Fiscal 2017. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing is furnished by the Compensation Committee and the Board of Directors.

Dennis C. Robison (Chairperson)
L. Douglas Bagby
David J. Tooley

2017 Summary Compensation Table
The following table sets forth information concerning the compensation earned in fiscal years 2017, 2016 and 2015 by the named executive officers of the Company.
Name and Principal Position	Fiscal Year	Salary	Bonus	Non-equity Incentive Plan Compensation		Options Awarded		Stock Awards(1)	Change in Pension Value and Non Deferred Compensation Earnings		All Other Compensation(2)	Total

Greg A. Steffens President and	2017	$353,231	$38,050	$	---	$	---	$80,675	$	---	$50,462	$522,418
Chief Executive Officer	2016	334,808	39,875		---		---	---		---	51,434	426,117
	2015	269,703	44,025		---		---	---		---	52,243	365,971

Matthew T. Funke Executive Vice-President	2017	201,846	25,500		---		---	40,338		---	26,711	294,395
and Chief Financial Officer	2016	188,962	24,750		---		---	---		---	25,392	239,104
	2015	167,181	27,600		---		---	---		---	22,569	217,350

Kimberly A. Capps Executive Vice-President	2017	158,962	21,250		---		---	40,338		---	23,252	243,802
and Chief Operations Officer	2016	147,308	19,750		---		---	---		---	20,733	187,791
	2015	140,892	24,450		---		---	---		---	20,339	185,681

William D. Hribovsek Executive Vice-President	2017	252,308	25,500		---		---	---		---	26,079	303,887
and Chief Lending Officer	2016	236,538	30,875		---		---	---		---	26,099	293,512
	2015	208,007	34,525		---		---	---		---	24,799	267,331

Justin G. Cox Executive Vice-President	2017	189,231	25,000		---		---	40,338		---	24,480	279,049
and Regional President
_____________
(1)
Value for fiscal year 2017 was based on the $32.27 fair value (closing stock price) of a share of the Company's common stock on the May 16, 2017, grant date; the award will vest over a five year period beginning February 9, 2018, with up to 20% of the shares vesting on that date and on each of the next four anniversaries of that date based on the extent to which the Company's annualized return on average assets over the twelve calendar quarters ending immediately prior to the applicable vesting date exceeds a threshold level.

(2)
Includes matching and profit-sharing contributions made by the Company to the executive's 401(k) Plan account, payments made on the executive's behalf under the group health insurance plan, and for Mr. Steffens, board fees. The 401(k) plan profit-sharing contribution for fiscal 2017, 2016, and 2015, respectively, were based on fiscal 2017, 2016, and 2015 compensation, respectively, and made during fiscal 2018, 2017, and 2016, respectively. The bonuses for fiscal 2017, 2016, and 2015, respectively, were based on fiscal 2017, 2016, and 2015 performance, respectively, and paid in fiscal 2018, 2017, and 2016, respectively. The amount does not include personal benefits or perquisites, because none exceeded $10,000 worth of such benefits, in the aggregate.

Grant of Plan-Based Awards
The following table sets forth certain information with respect to grants of plan-based awards to named executive officers during 2017.

								All Other	All Other
								Stock	Option
								Awards:	Awards:		Grant Date
		Estimated Possible Payouts Under			Estimated Future Payouts Under			Number of	Number of	Exercise	Fair Value
	Grant	Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards(1)			Shares of	Securities	Price of	of Stock
		($)	($)	($)	(#)	(#)	(#)	Stock	Underlying	Options	and Option
	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Greg A. Steffens	5/16/2017	---	---	---	1,250	11,875	2,500	---	---	---	$80,675
Matthew T. Funke	5/16/2017	---	---	---	625	937	1,250	---	---	---	40,338
Kimberly A. Capps	5/16/2017	---	---	---	625	937	1,250	---	---	---	40,338
William D. Hribovsek	---	---	---	---	---	---	---	---	---	---	---
Justin G. Cox	5/16/2017	---	---	---	625	937	1,250	---	---	---	40,338
________________________
(1)
The shares subject to award vest over a five-year period beginning February 9, 2018, with up to 20% of the shares vesting on that date and on each of the next four anniversaries of that date based on the extent to which the Company's annualized return on average assets over the 12 calendar quarters ending immediately prior to the applicable vesting date exceeds a threshold level.

(2)	Represents the grant date fair value of the award based on the closing stock price on the grant date, and presuming that the maximum number of shares awarded under grant agreement are vested.
Outstanding Equity Awards at June 30, 2017

The following table sets forth for the named executive officers information concerning stock options, restricted stock and other equity incentive plan awards held at June 30, 2017.
	Securities Underlying Options					Stock Awards
	Number Exercisable	Number Unexercisable	Equity Incentive Plan Awards	Exercise Price	Expiration	# of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares That Have Not Vested

Greg A. Steffens	---	---	---	n/a	n/a	2,500	$80,650	---	$	---

Matthew T. Funke	10,000	---	---	$6.375	1/19/2020	1,250	40,325	---		---

Kimberly A. Capps	10,000	---	---	$6.375	1/19/2020	1,250	40,325	---		---

William D. Hribovsek	10,000	---	---	$6.375	1/19/2020	---	---	---		---

Justin G. Cox	---	---	---	n/a	n/a	1,250	40,325	---		---
________________________
(1)	Value for fiscal year 2017 is based on the $32.26 closing price of a share of the Company's common stock on the last trading day of fiscal 2017.

Option Exercises and Stock Vested in Fiscal 2017
The following table sets forth information regarding stock options exercised and shares of restricted stock that vested during the fiscal year ended June 30, 2017 with respect to each named executive officer.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Greg A. Steffens	-	$-	2,400	$77,424
Matthew T. Funke	-	-	1,600	51,616
Kimberly A. Capps	-	-	1,600	51,616
William D. Hribovsek	-	-	1,600	51,616
Justin G. Cox	-	-	400	14,376
________________________
(1)	Represents dollar value realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price.
(2)	Represents the dollar value realized upon vesting of restricted stock award, based on the market value of the shares on the vesting date.

Potential Payments Upon Termination of Employment or Change in Control
The following table summarizes the approximate value of the termination payments and benefits that Messrs. Steffens and Funke, Ms. Capps, Mr. Hribovsek, and Ms. Daves would have received if their employment had been terminated on June 30, 2017 under the circumstances shown. The table excludes (i) amounts accrued through June 30, 2017 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) account balances under Southern Missouri's 401(k) Plan.
Name	Name of Compensation Component or Plan	Termination Without Cause or Constructive Termination		Change-in- Control With No Termination			Termination in Connection With or Following a Change in Control

Greg A. Steffens	Employment Agreement(1)	$360,131	(2)	$	---		$1,012,470	(3)
	2008 Equity Incentive Plan	---			80,650	(4)	80,650	(4)

Matthew T. Funke	2008 Equity Incentive Plan	---			40,325	(4)	40,325	(4)

Kimberly A. Capps	2008 Equity Incentive Plan	---			40,325	(4)	40,325	(4)

William D. Hribovsek	2008 Equity Incentive Plan	---			---		---

Justin G. Cox	2008 Equity Incentive Plan	---			40,325	(4)	40,325	(4)
__________________
(1)	Presumes that employment agreement has a full one-year term on June 30, 2017, termination date and that the payout is based on 2017 compensation levels.
(2)	Represents average of Mr. Steffens' 2017 and 2016 base salary of $353,500 plus $6,631 for health benefits. These amounts would be paid out over the one year term.
(3)	Represents 299% of Mr. Steffens' Section 280G base amount as of the termination date, in a lump sum, a portion of which may be applied towards health related benefits over three years.
(4)
Amount represents the value of the executive's unvested shares of restricted stock based on the $32.26 closing price of a share of the Company's stock as of the last trading day of fiscal 2017, which shares would no longer be restricted.

Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1 million paid to our chief executive officer and next three most highly compensated employees. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee reviews and considers the potential consequences of Section 162(m) to the Company. The Company reserves the right to use our judgment to authorize compensation to any employee that does not comply with the Section 162(m) exemptions for compensation we believe is appropriate.
Section 280G of the Internal Revenue Code provides that severance payments triggered by a change in control, which equal or exceed three times the individual's base amount are deemed to be "excess parachute payments." Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Mr. Steffens's employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that reports covering transactions that occurred during the fiscal year ended June 30, 2017, were filed timely.
Relationships and Transactions with Executive Officers, Directors and Related Persons
The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as "related party" transactions under applicable regulations of the SEC are subject to the review and approval of the Audit Committee and ratification by the Board of Directors. All other transactions with executive officers, directors and related persons are approved by the Board of Directors
The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. These loans to directors and executive officers are not made at preferential rates; however, certain Bank closing fees may be waived. No director, executive officer or any of their affiliates had outstanding indebtedness to the Bank at below market interest rates since June 30, 2015 with the exception of a discounted home loan rate generally available to all employees of Southern Bank. Loans to all directors and executive officers and their associates totaled approximately $8.3 million at June 30, 2017, which was approximately 4.8% of the Company's consolidated shareholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2017.
PROPOSAL II -- ADVISORY (NON-BINDING)
VOTE ON EXECUTIVE COMPENSATION
Under the Dodd –Frank Act, we are including in this proxy statement an advisory vote on executive compensation in order to give shareholders an opportunity to indicate whether or not they endorse the compensation paid to our executives, as disclosed in this proxy statement. The proposal will be presented at the annual meeting as a resolution in substantially the following form:
RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
This vote will not be binding on the Company's Board of Directors. Nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
    As disclosed in more detail under "Executive Compensation," the Compensation Committee has a very deliberate and thoughtful process for establishing a broad-based compensation program for our executives. The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company's success. Executive compensation determinations are a complex and demanding process. The Compensation Committee exercises great care and discipline in its analysis and decision-making and recognizes our shareholders' interest in executive compensation practices. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team and that are aligned with our corporate values to conduct our business with character, compassion, class and competition. A primary focus of our compensation program is to compensate actual performance, using realistic objectives while not exposing the Company to imprudent levels of risk.
The Board of Directors believes that our executive compensation program comports with the objectives described above and therefore recommends that shareholders vote "FOR" this proposal.
PROPOSAL III – APPROVAL OF 2017 OMNIBUS INCENTIVE PLAN
Introduction
On September 8, 2017, based upon the recommendation of the Compensation Committee, our Board of Directors approved the 2017 Omnibus Incentive Plan (the "2017 Plan"), subject to approval by shareholders at the annual meeting of the Company's shareholders on October 30, 2017 or any adjournment or postponement thereof (the "2017 Annual Meeting"). The 2017 Plan will only become effective if it is approved by the Company's shareholders at the 2017 Annual Meeting.
The purpose of the 2017 Plan is to promote the long-term success, and enhance the long-term value, of the Company by linking the personal interests of employees and directors with those of Company shareholders. The 2017 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees and directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent, in a manner that does not expose the Company to imprudent risks and that is consistent with the long-term health of the Company.
We currently have two equity-based incentive plans in effect, the 2003 Stock Option and Incentive Plan and the 2008 Equity Incentive Plan (the "Existing Plans"), which provide for awards to employees and directors of the Company and its subsidiaries of stock options, stock appreciation rights, restricted stock and restricted stock units. If our shareholders approve the 2017 Plan, no further awards will be made under the Existing Plans, and shares of common stock reserved to make new awards under those plans will be released; provided that shares of Company common stock reserved to fund issued and outstanding awards under the Existing Plans will continue to be reserved to provide for those awards. All awards outstanding under the Existing Plans will remain outstanding in accordance with their terms and will continue to be governed solely by the terms of the documents evidencing such award, and no provision of the 2017 Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards with respect to their acquisition of shares.
Reasons for Seeking Shareholder Approval
We use equity compensation as a key tool for the attraction, retention and motivation of the best available talent. Our shareholders have previously authorized a total of 332,000 shares of Company common stock for awards under our Existing Plans. As of September 8, 2017 (the latest practical date prior to the mailing of this proxy statement), 71,525 shares were subject to outstanding awards under the Existing Plans and 211,844 shares remained available for future awards. We believe approval of the 2017 Plan is critical to ensuring that we have adequate shares available to continue to attract, retain and motivate top talent.
As previously stated, if shareholders approve the 2017 Plan, no further awards will be made under the Existing Plans and shares of common stock reserved to make new awards under those plans will be released.

In addition, we are seeking approval of the 2017 Plan in order, among other things, to: (i) comply with NASDAQ rules requiring shareholder approval of equity compensation plans; (ii) allow the Compensation Committee to be more effective with the mix of equity awards through utilization of the fungible design; and (iii) allow the Compensation Committee the ability to grant stock awards intended to qualify as ''performance-based compensation'' under Section 162(m) of the Code.
Important Considerations
We have adopted and are recommending that our shareholders approve the 2017 Plan because we believe the design of the Plan and the number of shares to be authorized for issuance are consistent with the interests of shareholders and good corporate governance practices. In approving the 2017 Plan, the Compensation Committee and Board were aware of investor considerations relating to the Plan, including the following:
Burn Rate; Longevity of Authorized Shares Burn rate, which is a measure of the rate at which companies use (or burn) shares available for grant in their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. We believe our current three-year average burn rate of 0.16% should be viewed favorably by our shareholders, however, we note that the Compensation Committee intends to increase its utilization of performance-based awards in the near future.
Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and the methodology used to establish the equity award mix, the 500,000 shares of common stock reserved for issuance under the 2017 Plan will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the share reserve took into account, among other things: (i) the effect the acquisitions over the previous five years had on our size, number of outstanding shares of common stock and employee head count, (ii) our stock price and volatility, (iii) our share burn rate and overhang, (iv) the existing terms of our outstanding awards, and (v) our proposed fungible share rate of 2.5-for-1 for full value awards (stock-based awards other than stock options and stock appreciation rights) under the 2017 Plan. The results of this analysis were presented to our Compensation Committee for their consideration. In addition, we anticipate that the fungible share design will permit a more efficient and effective use of those shares for future equity awards. Upon approval of the proposal, based on the factors described above, we estimate that the pool of shares available under the 2017 Plan would last for approximately five to ten years.
Plan Cost Another metric often used by investors to assess the appropriateness of the number of shares to be authorized for issuance under an equity plan is the cost of the shares relative to the current outstanding shares of the Company. The 500,000 shares being requested will represent 5.8% of the approximately 8.6 million shares outstanding as of the date of this proxy statement. Based upon our current practice of granting a significant portion of the awards as full value awards, the number of the additional shares which will actually be issued will be less, because each share issued under full value awards counts on a 2.5-for-1 basis against the number of shares authorized for issuance according to the plan. For example, this means that, for every 100 shares of restricted stock issued by us under the 2017 Plan, the number of shares available under the 2017 Plan will be reduced by 250 shares. We believe these facts should be viewed favorably by investors as they demonstrate that the cost of our 2017 Plan is reasonable.
           Overhang. Overhang is another measure that is sometimes used to assess the dilutive impact of equity programs such as the 2017 Plan. Overhang indicates the amount by which existing shareholder ownership would be diluted if the shares authorized for issuance under our Existing Plans, coupled with the shares subject to outstanding awards were issued. As of September 8, 2017, the overhang represented by the number of outstanding awards plus shares available for issuance under the Existing Plans stood at 2.99%. The additional 500,000 shares to be authorized under the 2017 Plan (taking into account that no further grants will be made under the Existing Plans if shareholders approve the 2017 Plan) will result in an overhang of between 2.86% and 6.04%, depending on the mix of awards. We believe these levels of overhang should not be viewed as excessive by investors.
The following description sets forth the material terms of the 2017 Plan. It does not purport to be complete and is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached to this proxy statement as Appendix A.
Corporate Governance Practices
The 2017 Plan incorporates the following provisions that enable us to maintain sound corporate governance practices in granting equity-based awards to officers, key employees and directors that we believe are consistent with the interests of shareholders, including:
•
Limit on Shares Authorized: Based on our current three-year average burn rate, the shares authorized for issuance under the 2017 Plan would be sufficient to make awards for the full ten years during which awards may be made under 2017 Plan. However, we note that the Compensation Committee expects to more regularly utilize equity-based compensation in the near-term, including especially the use of performance-based equity awards for executive management. Based on those plans, we expect the shares authorized under the 2017 Plan will be sufficient to make awards for five to ten years.

•
Limit on Shares Issued for Full Value Awards: The 2017 Plan limits the number of shares which may be issued under full value awards (awards other than stock options and stock appreciation rights). Under the 2017 Plan, utilizing shares for full value awards has the effect of reducing the aggregate shares available for issuance on a 2.5-for-1 basis. Based on our past grant practices under which a portion of awards are full value awards (time and performance-based restricted stock), it is expected that the actual number of shares that will be issued will be less than the number of shares authorized for issuance. In the event that all awards granted under the 2017 Plan are full value awards, then the actual number of shares to be issued would be 200,000.

•
Annual Limit on Director Awards: The 2017 Plan sets a limitation on the number of shares of common stock that may be subject to awards made under the plan to members of the Board of Directors who are not also employees. Not more than 10,000 shares may be issuable under awards made to a non-employee director in any one calendar year.

•
No Liberal Share Recycling Provisions: The 2017 Plan provides that the following shares may not be added back (recycled) to the aggregate plan limit: (1) shares tendered in payment of the option exercise price; (2) shares withheld by the Company to satisfy tax withholding obligations; and (3) shares that are repurchased by the Company with proceeds from option exercises. The 2017 Plan expressly provides that the gross number of stock appreciation rights exercised or settled, in stock and not just the net shares issued upon exercise or settlement, count against the aggregate limit on the number of shares which may be issued under the 2017 Plan.

•
Minimum Vesting and Restricted Period. Not more than 10% of the shares authorized for issuance under the 2017 Plan may be issued under full value awards with time-vested award schedules that fully vest in less than three years from the grant date.

•
No Discount Stock Options or Stock Appreciation Rights: The 2017 Plan prohibits the grant of stock options or stock appreciation rights with an exercise or grant price less than the fair market value of the Company common stock on the date of grant. Fair market value is the closing price of the Company common stock on the date of grant.

•
No Repricing of Stock Options or Stock Appreciation Rights: The 2017 Plan prohibits the repricing of stock options and stock appreciation rights without shareholder approval. It also prohibits the exchange of underwater stock options or stock appreciation rights for cash or a different award without shareholder approval.

•
"Double-Trigger" Vesting on Change in Control: A change in control does not, by itself, trigger full vesting of awards under the 2017 Plan. The continuing awards or replacement awards will continue under their pre-change in control vesting and other terms, except that full vesting will occur in the event the participant's employment is involuntarily terminated (the occurrence of the "double trigger").

•
Protective Provisions: The 2017 Plan continues to authorize the Committee (as defined below under "- Administration of the 2017 Plan") to include clawback, holding period or other protective provisions in the terms of any award. Clawback provisions enable the Company to recover amounts which were paid or earned based upon financial statements or other metrics which subsequently prove to be erroneous. Holding period requirements mandate that participants retain earned shares in order to further link their interests to the long-term interests of the shareholders. Other protective provisions, such as conditioning an award upon the participant's consent to restrictive covenants, are additional ways through which participants' interests and those of the Company can be aligned.

•
No Dividend Equivalents Paid on Unvested Performance Awards or on Options and SARs: The 2017 Plan prohibits payment of dividends or dividend equivalents on performance share awards until those awards are earned and vested. It also prohibits the granting of dividends or dividend equivalents on Options and SARs.

•	Material Amendments to the Plan Require Shareholder Approval: The 2017 Plan provides that a material amendment to the plan will not be effective unless approved by the Company's shareholders.
•	Independent Committee Administration: The 2017 Plan is to be administered by a committee of the Company's board of directors comprised entirely of independent directors.

Awards, Shares Authorized and Limitations
The 2017 Plan provides for the grant to employees and directors of the Company and its subsidiaries (whom we refer to collectively as "participants") of the following types of awards:
•
options to purchase shares of Company common stock, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (which we refer to as "incentive stock options") or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code (which we refer to as "non-qualified stock options") (incentive stock options and non-qualified stock options are together referred to as "stock options" or "options");

•	stock appreciation rights;
•	restricted stock and restricted stock units;
•	performance shares and performance units; and
•	cash awards, which may include awards under our annual cash incentive program (Executive Incentive Plan.)

Subject to adjustment as described under "- Changes in Capitalization," the total number of shares available for awards under the 2017 Plan will be 500,000. Shares issued under the 2017 Plan may be either authorized but unissued shares, or shares that have been reacquired by the Company. Shares subject to awards which terminate, expire or lapse are again available for awards under the 2017 Plan. Awards that are not settled in shares will not be counted against the limit described above.
The 2017 Plan sets forth annual limits with respect to awards which may be granted to a participant. A participant may receive different types of awards during a calendar year. Under the 2017 Plan, subject to adjustment as described in "Changes in Capitalization," awards granted during a calendar year to any one participant are subject to the following limitations: (1) aggregate grants of stock options or stock appreciation rights are subject to an annual limit of 50,000 shares; (2) aggregate grants of restricted stock or restricted stock units are subject to an annual limit of 35,000 shares; (3) aggregate grants of performance shares or performance units are subject to an annual limit of 35,000 shares; and (4) cash awards are subject to an annual limit of $350,000. In addition, the aggregate number of shares that may be credited as director compensation and/or covered by awards to a non-employee director with respect to a calendar year is subject to an annual limit of 10,000 shares. The 2017 Plan provides that up to 350,000 of the shares available for award under the Plan may be issued as incentive stock options.
Changes in Capitalization
The 2017 Plan provides that in the event of any corporate event or transaction, including, but not limited to, a change in the shares of Company common stock or the capitalization of the Company, such as may result from a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution, other than normal cash dividends, in order to prevent dilution or enlargement of participant rights under the 2017 Plan, the number of shares of common stock authorized for issuance, available for issuance or covered by any outstanding award and the exercise price or other per share amounts applicable to any such award, and the various limitations described above, will be adjusted. Fractional shares will not be issued under the 2017 Plan.
Eligibility
Any officer, employee or director (including advisory and emeritus directors) of the Company or any of its subsidiaries is eligible to receive an award under the 2017 Plan. As of June 30, 2017 there were approximately 356 full-time equivalent employees and nine non-employee directors of the Company and its subsidiaries.
Administration of the 2017 Plan
The 2017 Plan is administered by a committee (which we refer to in this section as the "Committee") of two or more members of the Company's board of directors, each of whom qualifies as (i) an "outside director," as defined in Section 162(m) of the Internal Revenue Code, (ii) a "Non-Employee Director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an "Independent Director" under the NASDAQ corporate governance rules and regulations. Committee members serve at the discretion of the Company's board of directors and may be removed by the board at any time. The Compensation Committee of the Company's board of directors presently serves as the Committee.
The Committee generally has full power to:
•	determine the size and types of awards;

•	determine the terms and conditions of awards in a manner consistent with the 2017 Plan;
•	interpret the 2017 Plan and any agreement or instrument entered into under the 2017 Plan;
•	establish, amend or waive rules and regulations for the administration of the 2017 Plan;
•	amend or otherwise modify the 2017 Plan or the terms and conditions of any outstanding award under the 2017 Plan;
•	make all other determinations which are necessary or advisable for the administration of the 2017 Plan; and
•	delegate its authority under the 2017 Plan to the extent permitted by law, rule or regulation.

Duration and Modification
The 2017 Plan will remain in effect until terminated in accordance with its terms; however, no award may be made under the 2017 Plan after October 29, 2027. The Company's board of directors or the Committee generally may, at any time, terminate, amend or modify the 2017 Plan without approval of participants or the Company's shareholders. Shareholder approval must be obtained if it is required by law, rule or regulation. As a result, shareholder approval will generally be required for material amendments to the 2017 Plan, such as amendments to increase the number of shares which may be issued under awards. Additionally, the Company's board of directors, in its discretion, may voluntarily seek shareholder approval if it so desires.
No Repricing Without Shareholder Approval
Stock options and stock appreciation rights may not be repriced, replaced or regranted through cancellation, exchanged for cash or other awards or by lowering the exercise or grant price of a previously granted stock option or stock appreciation right (other than as described under "- Changes in Capitalization"), except with the approval of the Company's shareholders.
Stock Options
General. Stock options may be granted to employees and directors at any time and from time to time by the Committee. The Committee has broad discretion in determining the number of shares subject to options granted to each participant. Each option grant is evidenced by an option agreement that specifies the exercise price, the duration of the option, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Committee determines. In addition, the option agreement specifies whether the option was intended to be an incentive stock option or a non-qualified stock option. The exercise price must not be less than the fair market value of a share of Company common stock on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than ten percent of the Company common stock must not be less than 110% of fair market value on the date of grant. The duration of a stock option may not exceed ten years, provided that the duration of an incentive stock option granted to a holder of more than ten percent of the common stock may not exceed five years.
Stock Option Exercises. A participant may pay the exercise price of his or her option in cash, by delivering shares of Company common stock that he or she already owns having a total market value equal to the total exercise price, through a broker-assisted (cashless) exercise, by net settlement, or by a combination of cash and shares.
Exercising Options After Termination of Employment or Service. The termination of a participant's employment or service as a director affects his or her ability to exercise options granted under the 2017 Plan.

Termination of Service or Employment-General. Unless otherwise set forth in the participant's option agreement or as described below, if a participant's employment or service terminates, any portion of the participant's option which has not yet vested will be forfeited, unless the Committee decides to waive this forfeiture and allow the participant to exercise that portion (in addition to the already vested portion) of the option. Thereafter, unless otherwise provided in the participant's option agreement, the exercisable portion of the participant's option may be exercised for three months after the date of termination or until the expiration date of the option, whichever period is shorter. Unless otherwise set forth in the participant's option agreement, should the participant die during the shorter of these two periods, the participant's option may be exercised by the participant's designated beneficiary (or, if no beneficiary has been designated, by such person or persons who have acquired the participant's rights under the option by will or the laws of descent and distribution) for one year after the participant's death.
Termination Due to Death. Unless otherwise set forth in the participant's option agreement, if a participant's employment or service is terminated due to death, any unvested portion of the participant's option will immediately become exercisable and the option may be exercised  by the participant's designated beneficiary (or, if no beneficiary has been designated, by such person or persons who have acquired the participant's rights under the option by will or the laws of descent and distribution) for one year after the participant's death.
Termination Due to Disability. Unless otherwise set forth in the participant's option agreement, if a participant's employment or service is terminated due to permanent and total disability, any unvested portion of the participant's option will immediately become exercisable and the option may be exercised for one year after the date of termination or until the expiration date of the option, whichever period is shorter. Unless otherwise set forth in the participant's option agreement, should the participant die during the shorter of these two periods, the participant's option may be exercised by the participant's designated beneficiary (or, if no beneficiary has been designated, by such person or persons who have acquired the participant's rights under the options by will or the laws of descent and distribution) for one year after the participant's death.
Termination Due to Cause. If a participant's employment or service is terminated for cause, all of his or her outstanding options under the 2017 Plan (regardless of vesting status) will immediately be forfeited.
Transferability. Except as otherwise permitted by the Internal Revenue Code or the regulations under the Internal Revenue Code, no incentive stock option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than, upon the participant's death, to the participant's designated beneficiary or, if no beneficiary has been properly designated by the participant, by will or by the laws of descent and distribution. An incentive stock option may be transferred incident to a divorce (within the meaning of Section 1041 of the Internal Revenue Code) or pursuant to a qualified domestic relations order, but such a transfer will cause the incentive stock option to become non-qualified stock option as of the day of the transfer. An incentive stock option may be transferred to a grantor trust under which the participant is considered the sole beneficial owner of the incentive stock option while it is held by the trust. No non-qualified stock option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than (1) upon the participant's death, to the participant's designated beneficiary or, if no beneficiary has been properly designated by the participant, by will or by the laws of descent and distribution, (2) pursuant to a qualified domestic relations order, (3) to a grantor trust, or (4) if specified by the Committee in the participant's option agreement, by gift to any member of the participant's immediate family or to a trust for the benefit of the participant or one or more of the participant's immediate family members. For these purposes, a participant's "immediate family" means the participant, and the lineal ascendants and lineal descendants of the participant or his or her spouse, or any one or more of them. Unless transferred as permitted under the 2017 Plan, a stock option may be exercised during the participant's lifetime only by the participant.

Stock Appreciation Rights
The exercise of a stock appreciation right entitles its holder to receive in cash, shares of Company common stock or a combination of both (as determined by the Committee), an amount equal to (1) the difference between the fair market value of a share of Company common stock on the date of exercise over the grant (exercise) price, multiplied by (2) the number of shares with respect to which the stock appreciation right is exercised.
Stock appreciation rights may be granted to employees and directors at any time and from time to time as determined by the Committee. The Committee has broad discretion in establishing the terms of stock appreciation rights, including the number of shares subject to a particular award, conditions to exercising, grant price (which must be equal to at least 100% of the fair market value of a share of Company common stock on the date of grant) and duration of the award (which may not exceed ten years). A stock appreciation right may be related to a stock option or be granted independently of any option. In the case of a stock appreciation right that is related to a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award. The plan provisions on exercising stock appreciation rights after termination of employment or service and transferability of stock appreciation rights are essentially the same as those applicable to stock options.
Restricted Stock and Restricted Stock Units
General. Shares of restricted stock and restricted stock units may be granted to employees and directors at any time and from time to time by the Committee. Each restricted stock or restricted stock unit grant is evidenced by a restricted stock or restricted stock unit agreement that specifies the period of restriction (that is, the period during which the entitlement of the participant under the award is limited in some way or subject to forfeiture) and any other vesting terms, the number of shares of restricted stock or restricted stock units granted, and such other provisions as the Committee may determine, including whether the award is subject to vesting upon the achievement of performance goals (which may, but need not, include performance goals intended to qualify the award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (see "- Qualified Performance-Based Compensation")). Each restricted stock unit agreement will also specify the time at which, after vesting, the award will be settled (i.e., paid out to the participant) and the form in which settlement will be made (i.e., in shares of Company common stock, in cash, or a combination of both). In addition, the Committee may require that a participant pay a stipulated purchase price for each share of restricted stock or restricted stock unit, or impose holding requirements or sale restrictions upon vesting of restricted stock or settlement of restricted stock units in shares.
The 2017 Plan does not prescribe a specific period over which shares of restricted stock and restricted stock units generally must vest. During the period of restriction, a participant holding shares of restricted stock may exercise full voting rights with respect to those shares, and also is entitled to receive all dividends and distributions paid with respect to those shares while they are held. The Committee may provide that payment of such dividends shall not be made until the underlying restricted stock vests. If any dividends or distributions are paid in shares of Company common stock, those shares will be subject to the same restrictions as the shares of restricted stock with respect to which they were paid. A participant has no voting or dividend rights with respect to shares underlying restricted stock units unless and until the shares are issued to the participant in settlement of the restricted stock units. The Committee may, however, provide in the participant's restricted stock unit agreement for the crediting of dividend equivalent units.
Termination of Service or Employment. Unless otherwise set forth in the participant's restricted stock or restricted stock unit agreement, if a participant's employment or service is terminated due to death or permanent and total disability, the period of restriction will lapse as of the date of termination. Unless otherwise set forth in the participant's restricted stock or restricted stock unit agreement, if a participant's employment or service is terminated for any other reason, all unvested shares awarded as restricted stock and restricted stock units will immediately be forfeited unless the termination is not for cause and the Committee, in its sole discretion, determines to provide for the lapsing of all or a portion of the unvested shares or restricted stock units.

Transferability. Shares of restricted stock and restricted stock units generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction (and in the case of restricted stock units, until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the restricted stock or restricted stock unit agreement.
Performance Shares and Performance Units
General. Performance shares and performance units may be granted to employees and directors at any time and from time to time by the Committee, entitling the participant to future cash payments, shares of Company common stock or a combination of both, based upon the level of achievement with respect to one or more pre-established performance goals (which may, but need not, include performance goals intended to qualify the award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (see "- Qualified Performance-Based Compensation")) over a specified performance period.
The Committee will establish a maximum amount of a participant's award, denominated in shares of Company common stock, in the case of performance shares, or units, in the case of performance units. Each award of performance shares or performance units will be evidenced by a performance share or performance unit agreement, which will set forth (1) the target and maximum amount payable to the participant, (2) the performance goals and level of achievement versus these goals that will determine the amount of payment, (3) the performance period as to which performance will be measured, (4) the timing of any payment earned by virtue of performance, (5) whether and the extent to which participants holding performance shares or performance units will receive dividends or dividend equivalents, (6) restrictions on the alienation or transfer of the award prior to actual payment and restrictions on the sale or transfer of shares following actual payment of an award paid in shares, (7) forfeiture provisions and (8) such other terms as may be determined by the Committee.
After the end of each performance period, the Committee will determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions. The Committee will determine what, if any, payment is due with respect to an award and, in the case of performance units, whether the payment will be made in cash, shares of Company common stock or a combination of both. Payment will be made in a lump sum within 60 days after the Committee determines that a payment is due. Notwithstanding satisfaction of any performance goals, the amount paid under an award of performance shares or performance units on account of either financial performance or personal performance evaluations may be reduced by the Committee in its discretion, if the terms of the award so provide.
Termination of Employment or Service. Unless provided otherwise in the participant's agreement evidencing his or her award of performance shares or performance units, if the employment or service of a participant terminates before the end of a performance period due to death or permanent and total disability, then to the extent it is determined by the Committee following the end of the performance period that the performance goals have been attained, the participant will be entitled to a pro rata payment based on the number of months' service during the performance period but based on the achievement of performance goals during the entire performance period; payment under these circumstances will be made at the same time payments are made to participants who did not terminate service during the performance period. Unless provided otherwise in the participant's agreement evidencing his or her award of performance shares or performance units, if the employment or service of a participant terminates before the end of a performance period for any other reason, all outstanding performance shares or performance units awarded to the participant will be canceled; however, if the participant's employment or service is terminated by the Company other than for cause, the Committee in its sole discretion may waive the automatic cancellation provision and pay out on a pro rata basis as described in the immediately preceding sentence.

Transferability. Except as otherwise provided in the participant's agreement evidencing his or her award of performance shares or performance units, performance shares and performance units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant's death, to the participant's designated beneficiary or, if no beneficiary has been designated by the participant, by will or by the laws of descent and distribution.
Cash Awards
The Committee may also grant cash awards to any participant, which may include awards under our annual cash incentive program (the Executive Incentive Plan). The Committee will determine the terms and conditions of cash awards, including, without limitation, performance criteria which must be satisfied (which may, but need not, include performance goals intended to qualify the award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, as discussed under "- Qualified Performance-Based Compensation").
Qualified Performance-Based Compensation
Section 162(m) of the Internal Revenue Code generally disallows federal income tax deductions for compensation in excess of $1 million per year paid to each of the Company's CEO and its other three most highly compensated executive officers (other than the Chief Financial Officer). Compensation that qualifies as "performance-based compensation" under Section 162(m) generally is not subject to the $1 million deduction limit. Stock options and stock appreciation rights generally automatically qualify as "performance-based compensation," provided that certain grant procedures are followed and that, like the 2017 Plan, the plan places limits on the number of stock options and stock appreciation rights that can be granted to an individual during a specified time period (see annual limits on awards to individuals under "- Awards, Shares Authorized and Limitations"). In addition to the limitations on awards to individuals and satisfying grant procedure requirements, one of the conditions necessary to qualify awards other than stock options and stock appreciation rights as "performance-based compensation" is that the material criteria relating to the performance goals under which the award is made must be disclosed to, and approved by, shareholders before the incentive compensation is paid.
For those awards under the 2017 Plan, other than stock options and stock appreciation rights, that are intended to meet the definition of "performance-based compensation" the Committee will subject the vesting and payment of the award to the achievement of one or more pre-established performance goals (referred to as "qualifying performance goals") based upon one or more of the following performance criteria (referred to as "qualifying performance measures"):  net income and net income per share (before or after taxes); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues and gross profits (in total or with respect to specific categories or business units, including, without limitation, brokerage, trust and treasury management); operating or cash earnings; operating or cash earnings per share; return measures (including but not limited to total shareholder return, return on average assets, return on average shareholders' equity and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets; operating efficiency; market share; assets under management; new or net growth in merchant processing sales; growth in assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; Share price; regulatory compliance; satisfactory internal or external audits; shareholders' equity and book value per share; tangible shareholders' equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Committee.

Any qualifying performance measure(s) may be used to measure the performance of the Company as a whole or any subsidiary or business unit of the Company or any combination of both. Performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Committee, in its sole discretion, deems appropriate. In the agreement evidencing the award, the Committee may provide for accelerated vesting of any award based on the achievement of qualifying performance goal(s).
The Committee may provide in the agreement evidencing an award that any evaluation of attainment of a qualifying performance goal may include or exclude the effects of any of the following events that occurs during the relevant period: (i) extraordinary, unusual and/or non-recurring items of gain or loss; (ii) asset write-downs; (iii) litigation or claim judgments or settlements; (iv) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (v) any reorganization and restructuring programs; and (vi) acquisitions or divestitures.
In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing qualifying performance measures without obtaining shareholder approval, the Committee has sole discretion under the 2017 Plan to make such changes without obtaining shareholder approval. The Committee is not required to grant awards that will qualify as performance-based awards and, there is no guarantee that if an award is granted with the intention that it qualify as performance-based compensation that it will in fact be so qualified.
Change in Control
Under the 2017 Plan in the event of a change in control, to the extent that outstanding awards under the Plan are assumed or replaced with a replacement award, such awards will not vest automatically (so-called "single-trigger" vesting), but instead remain outstanding and continue to be governed by their terms. However, if within two years following a change in control, a participant is involuntarily terminated other than for cause (voluntary resignation for good reason under an applicable plan or agreement), death or disability, then upon such termination the awards will become fully vested (so-called "double-trigger" vesting). If the Committee determines that existing awards are not appropriately assumed or are not appropriately replaced in connection with a change in control, and unless otherwise provided by the Committee in the agreement applicable to an award, upon a change in control:
•	each option and stock appreciation right then outstanding shall become fully vested and exercisable;
•	all restrictions on restricted stock will lapse and all restricted stock units will become fully-vested; and
•
each performance-based award will be deemed earned and shall be paid to the extent of the greater of (i) the extent, as determined by the Committee, to which the performance goals applicable to such performance-based award have been met during the applicable performance period up through and including the effective date of the change in control or (ii) the target number of performance shares or performance units determined at the date of grant.

Federal Income Tax Consequences
The following discussion is intended for the information of shareholders considering how to vote on the proposed 2017 Plan, and not as tax guidance to plan participants. Under current U.S. federal income tax laws, awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units under the 2017 Plan will generally have the following federal income tax consequences:

(1) The grant of a stock option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.
(2) If the participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of Company common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant's alternative minimum tax.
If the participant does not hold the shares of common stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the stock option or two years after the grant of the stock option, whichever is later, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the stock option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.
If the participant holds the shares of Company common stock acquired upon exercise of an incentive stock option for one year after the stock option is exercised and two years after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain.
(3) If the participant exercises a non-qualified stock option, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of Company common stock acquired pursuant to the exercise and the exercise price of the non-qualified stock option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the non-qualified stock option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.
    (4) The grant of a stock appreciation right will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. If the participant exercises a stock appreciation right, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of Company common stock underlying the stock appreciation right being exercised and the grant price of the stock appreciation right. The Company will be entitled to a corresponding tax deduction. To the extent the stock appreciation right is settled in shares of Company common stock, when the participant sells the shares, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock appreciation right and long-term if the participant does hold the shares for more than one year after the exercise of the stock appreciation right.

(5) The grant of restricted stock will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of shares of restricted stock will recognize ordinary (compensation) income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted stock may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares of restricted stock on the date of grant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder, subject to the deduction limitations under Code Section 162(m). When the participant disposes of shares granted as restricted stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the restricted stock vests, unless a Section 83(b) election is made, in which case the holding period begins upon the restricted stock grant date. The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of restricted stock will also recognize ordinary income equal to any dividend when such payments are received, even if the restricted stock remains subject to a substantial risk of forfeiture.
(6)  The grant of restricted stock units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Upon settlement of the restricted stock units, the participant will generally recognize ordinary (compensation) income in the amount of the fair market value of the shares of Company common stock and/or the amount of cash paid to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder, subject to the deduction limitations under Code Section 162(m). When the participant disposes of any shares of common stock paid upon settlement of the restricted stock units, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income with respect to the shares will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.
(7) The grant of performance shares or performance units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. The participant will recognize ordinary (compensation) income, and the Company will be entitled to a corresponding deduction, at the time shares of Company common stock are delivered in payment of performance shares or shares of Company common stock and/or cash are delivered in payment of performance units. The amount of such ordinary income will be the amount of the fair market value of the shares of Company common stock and/or the amount of cash delivered to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder, subject to the deduction limitations under Code Section 162(m). When the participant disposes of any shares of Company common stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognizes ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.

Equity Compensation Plan Information
The following table sets forth information as of June 30, 2017 with respect to compensation plans under which shares of our common stock may be issued, both of which were approved by the Company's shareholders.
	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance under Plans[1]
2003 Plan	44,000	$9.35	197,897
2008 Plan	---	n/a	13,947
Total	44,000	$9.35	211,844
_____________________________________
[1] Includes 13,974 shares under the Equity Incentive Plan that may be awarded as restricted stock.

New Plan Benefits
Awards under the 2017 Plan, if approved by shareholders, will be made at the discretion of the Committee. The Committee has not made any decisions on the amount or type of awards that are to be made to the participants under the 2017 Plan. Please refer to the ''Grants of Plan-Based Awards" table on page 22 of this proxy statement to review non-equity and equity-based awards made to our named executive officers in 2017.
Vote Requirement; Board Recommendation
The affirmative vote of the holders of a majority of the votes cast on the 2017 Plan proposal is required to approve the proposal.
Our board of directors unanimously recommends that you vote FOR the 2017 Plan proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.
The Audit Committee, established under Section 3(a)(58)(A) of the Securities Exchange of 1934 operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Southern Missouri's independent auditors, the Audit Committee, composed of the undersigned directors, each of whom is independent as defined under Nasdaq's listing standards, carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Southern Missouri's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Southern Missouri's internal controls, and the overall quality of Southern Missouri's financial reporting.
Prior to engaging the independent registered public accounting firm to render an audit or permissible non-audit service, the Audit Committee specifically approved the engagement of the independent registered public accounting firm to render that service. Accordingly, the Company does not engage the independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of BKD, LLP, to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services. We also reviewed and discussed with BKD, LLP the fees paid to the firm. These fees are described under "Independent Registered Public Accounting Firm" below.
The Audit Committee received and reviewed the report of BKD, LLP, regarding the results of their audit of the Company's fiscal 2017 financial statements. We also reviewed and discussed the audited financial statements with Company management.
Southern Missouri's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
•	The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2017 audited financial statements;
•	The Audit Committee has discussed with the Company's independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the SEC;
•
The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2017 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

Charles R. Love
L. Douglas Bagby
Ronnie D. Black
Sammy A. Schalk
Rebecca M. Brooks
Dennis C. Robison
David J. Tooley
RELATIONSHIP WITH INDEPENDENT AUDITORS
During the fiscal year ended June 30, 2017, BKD, LLP provided various audit, audit-related and non-audit services to the Company as follows: (1) the audit of the Company's fiscal 2017 annual financial statements and review of fiscal 2017 financial statements in the Company's Quarterly Reports on Form 10-Q, and (2) tax services. Our Audit Committee has appointed BKD, LLP, as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2018. In making its determination to appoint BKD, LLP as the Company's independent registered public accounting firm for the 2018 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. A representative of BKD, LLP, is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
Audit Fees
For the fiscal years ended June 30, 2017, 2016 and 2015, BKD, LLP ("BKD") provided various audit and audit-related services to the Company. Set forth below are the aggregate fees billed for these services:
(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements: $_______ – 2017, $133,300 – 2016, $116,500 – 2015. Audit fees consist of fees related to the audit of the Company's consolidated financial statements and internal control over financial reporting, review of the Company's Annual Report on Form 10-K and related proxy statement and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements such as Registration Statements and current reports on Form 8-K.
(b) Audit Related Fees: Aggregate fees billed for professional services rendered related to audit of the Company's 401(k) Retirement Plan, work performed in connection with registration statements, and consultation on accounting matters: $______ – 2017, $43,300 – 2016, $77,400 – 2015.
The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by BKD described in items (a) and (b) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Company, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS
The Audit Committee has appointed BKD as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2018. In making its determination to appoint BKD as the Company's independent auditors for the 2018 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of BKD is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of BKD.
A representative of BKD is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2018.
FINANCIAL STATEMENTS
Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS
In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 2991 Oak Grove Road, Poplar Bluff, Missouri, no later than May 27, 2018. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.
If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed proxy card and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office no later than August 2, 2018 and no earlier than July 3, 2018.

OTHER MATTERS
We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

APPENDIX A

SOUTHERN MISSOURI BANCORP, INC.

2017 OMNIBUS INCENTIVE PLAN

A - i

ARTICLE 8 RESTRICTED STOCK AND RESTRICTED STOCK UNITS		11
8.1	Grant of Restricted Stock and Restricted Stock Units	11
8.2	Restricted Stock or Restricted Stock Unit Agreement	11
8.3	Non-transferability	12
8.4	Other Restrictions	12
8.5	Certificate Legend	12
8.6	Removal of Restrictions	12
8.7	Voting Rights	12
8.8	Dividends and Other Distributions	12
8.9	Termination of Employment or Service Due to Death or Disability	12
8.10	Termination of Employment or Service for Other Reasons	13
8.11	Settlement of Restricted Stock Units	13
ARTICLE 9 PERFORMANCE SHARES AND PERFORMANCE UNITS		13
9.1	Grant of Performance Shares and Performance Units	13
9.2	Amount of Award	13
9.3	Award Agreement	13
9.4	Performance Goals	13
9.5	Discretionary Adjustments	13
9.6	Payment of Awards	14
9.7	Termination of Employment or Service Due to Death or Disability	14
9.8	Termination of Employment or Service for Other Reasons	14
9.9	Non-transferability	14
ARTICLE 10 CASH AWARDS		14
10.1	Cash Awards	14
10.2	Section 409A Compliance	14
ARTICLE 11 QUALIFIED PERFORMANCE-BASED COMPENSATION		15
11.1	General	15
11.2	Qualifying Performance Measures	15
ARTICLE 12 BENEFICIARY DESIGNATION		16
ARTICLE 13 RIGHTS OF EMPLOYEES AND DIRECTORS		16
13.1	Employment or Service	16
13.2	Participation	16
ARTICLE 14 CHANGE IN CONTROL		16
14.1	Effect of Change in Control	16
14.2	Conditional Vesting	16
14.3	Replacement Awards	17
14.4	Separation from Service	17
ARTICLE 15 AMENDMENT, MODIFICATION AND TERMINATION		17
15.1	Amendment, Modification and Termination	17
15.2	Awards Previously Granted	18
ARTICLE 16 WITHHOLDING		18
ARTICLE 17 SUCCESSORS		18
ARTICLE 18 REQUIREMENTS OF LAW		18
18.1	Requirements of Law	18
18.2	Governing Law	18
18.3	Regulatory Requirements	18
ARTICLE 19 ADDITIONAL PROVISIONS		19

A - ii

19.1	Notices	19
19.2	Election to Defer	19
19.3	Other Restrictions, Limitations and Clawback; Compliance with Law, Rules and Regulations	19
19.4	Compliance with Section 409A	19

A - iii

SOUTHERN MISSOURI BANCORP, INC.

2017 OMNIBUS INCENTIVE PLAN

ARTICLE 1

ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment of the Plan.  The Company hereby establishes an incentive compensation plan to be known as the "Southern Missouri Bancorp, Inc. 2017 Omnibus Incentive Plan" (the "Plan"), as set forth in this document.  The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Cash Awards.

The Plan was has been approved by the Company's Board, but it will only become effective (the "Effective Date") when it is approved by the Company's stockholders at the annual meeting of the Company's stockholders on October 30, 2017 or any adjournment or postponement thereof.  Prior to the Effective Date, the Company had in effect the 2008 Equity Incentive Plan and the 2003 Stock Option and Incentive Plan (collectively, the "Prior Plans").  No further awards shall be made under the Prior Plans after the Effective Date, and Shares reserved to make new awards under the Prior Plans shall be released; provided that Shares reserved to fund issued and outstanding awards under the Prior Plans shall continue to be reserved to provide for those awards.  All awards outstanding under the Prior Plans shall remain outstanding in accordance with their terms.  Each outstanding award under the Prior Plans shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards with respect to their acquisition of Shares.

1.2 Purpose of the Plan.  The purpose of the Plan is to promote the long-term success, and enhance the long-term value, of the Company by linking the personal interests of Employees and Directors with those of Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent, in a manner that does not expose the Company to imprudent risks and that is consistent with the long-term health of the Company.

1.3 Duration of the Plan.  Subject to approval by the stockholders of the Company, the Plan shall become effective on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board or the Committee to terminate the Plan at any time pursuant to Article 15 herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions.  Whenever used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Cash Awards.

     (b) "Bank" means Southern Bank, a Missouri state-chartered trust company with banking powers, or any successor thereto.

     (c) "Beneficiary" has the meaning set forth in Article 12 herein.

    (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

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(e) "Cash Award" has the meaning set forth in Section 10.1 herein.

(f) "Cause" means a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  For purposes of this subsection, no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry.  Notwithstanding the foregoing, if a Participant is a party to an employment, change in control or similar agreement with the Company or any Subsidiary and such agreement defines "Cause" (or a variation of that term) in a manner different than as set forth above, the definition in such agreement shall apply for purposes of the Plan instead of the above definition.

(g) "Change in Control" means the first to occur of a "change in the ownership" of the Company or the Bank, a "change in the effective control" of the Company or the Bank or a "change in the ownership of a substantial portion" of the Company's or the Bank's assets, as those phrases are determined in Section 409A.

(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto, and the rules and regulations thereunder.

(i) "Committee" means the Committee, as specified in Section 3.1 herein, appointed by the Board to administer the Plan.

(j) "Company" means Southern Missouri Bancorp, Inc., a Missouri corporation, or any successor thereto.

(k) "Director" means any individual who is a member of the Board or the board of directors of a Subsidiary, or an emeritus or advisory director of the Company or a Subsidiary who is not currently an Employee of the Company or a Subsidiary.

(l) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

(m) "Employee" means a full-time or part-time employee of the Company or any Subsidiary.  Directors who are not otherwise employed by the Company or any Subsidiary shall not be considered Employees under the Plan.

(n) "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the rules and regulations thereunder.

(p) "Fair Market Value" means the closing market price per share of one Share on the relevant date, as reported by the NASDAQ Stock Market or any other exchange or quotation system on which the Shares are then listed or quoted.  If the Shares did not trade on the relevant date, then Fair Market Value shall be the closing market price of one Share on the most recently preceding date on which the Shares traded.  If the Shares are not traded on an established exchange, Fair Market Value shall be determined by the Committee in good faith.  Notwithstanding anything herein to the contrary, the determination of Fair Market Value shall comply with Section 409A.

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(q) "Full Value Award" means any Award under the Plan pursuant to which Shares may be issued, other than an Option or Stock Appreciation Right.

(r) "Grant Price" means the stock price above which a SAR entitles the recipient to any increase in value, as determined by the Committee.

(s) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and meets the requirements of Section 422 of the Code.

(t) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted Article 6 herein, which is not an Incentive Stock Option.

(u) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

(v) "Participant" means an Employee or Director who has outstanding an Award granted under the Plan.

(w) "Period of Restriction" means the period during which the entitlement of a Participant under an Award of Restricted Stock or Restricted Stock Units is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of performance goals (which may, but need not, include Qualifying Performance Goals), or upon the occurrence of other events as determined by the Committee, in its discretion.

(x) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act.

(y) "Performance-Based Award" means a Performance Shares Award, a Performance Units Award or Cash Award based on the achievement of performance goals (including, but not limited to, Qualifying Performance Goals) during a Performance Period.

(z) "Performance Period" means the period of time as specified by the Committee over which Performance Shares or Performance Units are to be earned.

(aa) "Performance Shares" means an Award granted pursuant to Article 9 herein which entitles a Participant to receive Shares based on the achievement of performance goals (including, but not limited to, Qualifying Performance Goals) during a Performance Period.

(bb) "Performance Units" means an Award granted pursuant to Article 9 herein which entitles a Participant to receive cash, Shares or a combination thereof, based on the achievement of performance goals (including, but not limited to, Qualifying Performance Goals) during a Performance Period.

(cc) "Qualified Domestic Relations Order" means a domestic relations order that satisfies the requirements of Section 414(p) of the Code (or any successor provision) as if such section applied to the applicable Award.

(dd) "Qualified Performance-Based Compensation" means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Qualifying Performance Goals under circumstances that satisfy Section 162(m) of the Code.

(ee) "Qualifying Performance Goal" means a performance criterion selected by the Committee for a given Award based on one or more Qualifying Performance Measures.

(ff) "Qualifying Performance Measures" means measures as described in Article 11 herein on which Qualifying Performance Goals may be based.

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(gg) "Related" means (i) in the case of a SAR or other right, a SAR or other right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another right and (ii) in the case of an Option, an Option with respect to which and to the extent a SAR or other right is exercisable, in whole or in part, in lieu thereof.

(hh) "Restricted Stock" means an Award of Shares subject to a Period of Restriction granted pursuant to Article 8 herein.

(ii) "Restricted Stock Units" means an Award denominated in units subject to a Period of Restriction granted pursuant to Article 8 herein.

(jj) "Section 409A" means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

(kk) "Shares" means shares of the common stock of the Company.

(ll) "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, granted pursuant to Article 7 herein.

(mm) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least 50% of the combined equity thereof.

2.2 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

2.3 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3

ADMINISTRATION

3.1 The Committee.  The Plan shall be administered by a Committee, consisting of two or more members of the Board of Directors, each of whom shall be (i)  an "outside director," as defined under Section 162(m) of the Code, (ii) a "Non-Employee Director," as defined in Rule 16b-3 under the Exchange Act and (iii) an "Independent Director" under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

3.2 Authority of the Committee.  The Committee shall have full power except as limited by law or by the articles of incorporation or bylaws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and to determine the terms and provisions of, and interpret, any agreement or instrument evidencing an Award or entered into under the Plan (which agreement or instrument may be in electronic format); to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule or regulation, the Committee may delegate its authorities as identified hereunder.

4

3.3 Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all parties having an interest therein, including the Company, its stockholders, Employees, Directors, Participants and their respective successors.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares.  Subject to adjustment as provided in Section 4.4 herein:

(a) The total number of Shares available for issuance under the Plan shall be [500,000] (the "Limit"). These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company.  Full Value Awards will be counted against the Limit on a 2.5-to-1 basis, subject to adjustment as provided in Section 4.4 herein.  To the extent Shares subject to a Full Value Award again become available for issuance for reasons described in Section 4.3 below, such Shares shall be available for issuance under Full Value Awards.  Awards that are not settled in Shares shall not be counted against the Limit.

(b) Subject to adjustment as provided in Section 4.4 herein, the following limitations shall apply to Awards under the Plan:

(i) All of the Shares that may be issued under this Plan may be issued pursuant to SARs or Options granted hereunder, provided that the number of Shares that may be issued under this Plan pursuant to Options which are Incentive Stock Options shall be limited to [350,000].

(ii) No more than 10% of Shares authorized for issuance may be issued with respect to Awards, other than SARs, Options and Performance Based Awards, which at the date of grant are scheduled to fully vest prior to three (3) years from the date of grant (although such Awards may provide scheduled vesting earlier with respect to some of such Shares and for acceleration of vesting as provided in the Plan).

(c) All equity Awards granted pursuant to this Plan shall have at the time of grant a minimum vesting period of at least one year from the date of grant, provided that equity Awards for up to 5% of the Shares available for issuance under this Plan may provide for a shorter vesting period at the time of grant

4.2 Maximum Awards.  Participants may receive one or more Awards during a calendar year. Subject to adjustment as provided in Section 4.4, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan during each calendar year:

(a) The maximum aggregate number of Shares subject to Options and/or SARs granted in any one calendar year to any one Participant shall be [50,000] Shares.

(b) The maximum aggregate number of Shares subject to Awards of Restricted Stock and/or Restricted Stock Units granted in any one calendar to any one Participant shall be [35,000].

(c) The maximum aggregate number of Shares covered by Awards of Performance Shares and/or Performance Units granted in any one calendar year to any one Participant shall be [35,000].

(d) The maximum aggregate amount awarded or credited with respect to Cash Awards to any one Participant with respect to any one calendar year shall be $[350,000].

5

(e) The maximum aggregate number of Shares that may be covered by Awards granted to any Director with respect to any one calendar year shall be [10,000] Shares.

4.3 Lapsed Awards.  If any Award granted under the Plan terminates, expires or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of a SAR, the number of underlying Shares as to which the exercise related shall be counted against the Limit set forth in Section 4.1, as opposed to only counting the Shares issued.

4.4 Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participant's rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Exercise Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

4.5 Dividends and Dividend Equivalents.  The Committee may provide that any Award under the Plan earn dividends or dividend equivalents; provided however, that dividend equivalent rights may not be granted in connection with any Option or SAR granted hereunder.  Dividends or dividend equivalents may be paid currently or may be credited to a Participant's account, provided that as to any dividend equivalent rights granted in connection with a Performance Based  Award granted under the Plan, no payment shall be made with respect to such dividend equivalent right (or, in the case of a Restricted Stock or similar Award where the dividend must be paid as a matter of law, the dividend payment shall be subject to forfeiture or repayment, as the case may be) unless the vesting conditions of such Award are satisfied.  Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility.  Persons eligible to participate in the Plan include all Employees, including Employees who are members of the Board or the board of directors of any Subsidiary, and all Directors, including Directors of the Company and its Subsidiaries.

5.2 Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No Employee or Director shall be entitled to be granted an Award under the Plan.

6

ARTICLE 6

STOCK OPTIONS

6.1 Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees and Directors at any time and from time to time as shall be determined by the Committee.  Subject to Sections 4.1 and 4.2, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant.  Options granted to Directors shall consist only of NQSOs and not ISOs; provided however, no ISOs may be granted more than ten (10) years after the Effective Date.  Any Option under this Plan which is designated by the Committee as an ISO but fails to qualify as an ISO for any reason shall be treated as a NQSO to the extent of such failure.

6.2 Option Agreement.  Each Option grant shall be evidenced by an Option agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the amount or percentage of the Option that becomes exercisable on specified dates, and such other provisions as the Committee shall determine.  The Option agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Exercise Price.  The Exercise Price for each grant of an Option shall be determined by the Committee, provided that the Exercise Price shall not be less than the Fair Market Value of a Share on the date the Option is granted.  In the event any holder of 10% or more of the Shares receives a grant of ISOs, the Exercise Price shall be not less than 110% of the Fair Market Value of a Share on the date of grant.  Notwithstanding the authority granted to the Committee pursuant to Section 3.2, and except for adjustments pursuant to Section 4.4, once an Option is granted, the Committee shall have no authority to reduce the Exercise Price, nor may any Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower Exercise Price, or exchanged for cash or another Award, without the approval of the Company's stockholders.

6.4 Duration of Options.  Each Option granted shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of the date of its grant, and provided further that no ISO granted to a holder of 10% or more of the Shares shall be exercisable later than the fifth anniversary of the date of its grant.

6.5 Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant.

6.6 Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Exercise Price; provided however, that the minimum number of Shares which may be purchased at any time shall be 100 or, if less, the total number of Shares relating to the Option which remain un-purchased.

Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, upon exercise of any Option, the Exercise Price shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price, (c) by broker-assisted (cashless) exercise, (d) by withholding of Shares issuable upon exercise (net settlement) or (e) by any combination of (a) through (d).

As soon as practicable after receipt of a notification of exercise and payment in full of the Exercise Price, the Company shall deliver Share certificates, or cause Shares to be issued by book-entry procedures, in an appropriate amount based upon the number of Shares purchased under the Option(s).

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6.7 Restrictions on Share Transferability.  The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired upon exercise for a specified period of time, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.  No restriction on Share transferability shall be imposed that causes either the Shares or the Options to which the Shares relate to violate Section 409A.

6.8 Termination of Employment or Service Due to Death or Disability.

(a) Termination by Death.  Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, in the event the employment or service of a Participant is terminated by reason of death, any outstanding Options granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable, and all Options granted to such Participant shall remain exercisable until their respective expiration dates or for one year after the date of the Participant's death, whichever period is shorter, by the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

(b) Termination by Disability.  Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, in the event the employment or service of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable, and all Options granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date that the Participant's employment or service is terminated by reason of Disability, whichever period is shorter.  Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, should the Participant die during the shorter of these two periods, exercisability of the Participant's Options by the Participant's Beneficiary (or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the Options by will or by the laws of descent and distribution) shall be permitted until their respective expiration dates or for one year following the date of the Participant's death, whichever period is shorter.

(c) Exercise Limitations on ISOs.  In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the time periods provided by Section 422 for each of the various types of employment termination.

6.9 Termination of Employment or Service for Other Reasons.  Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, if the employment of an Employee or the service of a Director shall terminate for any reason other than the reasons set forth in Section 6.8 herein, except for Cause, all outstanding Options that are not exercisable as of the date of termination immediately shall expire and terminate (and shall once again become available for grant under the Plan).  However, the Committee, in its sole discretion, shall have the right to waive such termination and to immediately make exercisable all or any portion of such Options.  Thereafter, unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, all such exercisable Options shall remain exercisable until their respective expiration dates, or for three months after the date of termination, whichever period is shorter.  Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, should the Participant die during the shorter of these two periods, exercisability of the Participant's Options by the Participant's Beneficiary (or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the Options by will or by the laws of descent and distribution) shall be permitted until their respective expiration dates or for one year following the date of the Participant's death, whichever period is shorter.

If the employment or service of a Participant shall terminate for Cause, all outstanding Options immediately shall be forfeited to the Company regardless of the exercisability status of the Options (and shall once again become available for grant under the Plan).

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6.10 Additional Requirements with Respect to Incentive Stock Options.

(a) Notice of Sale.  Each Participant who receives Shares upon exercise of an Option that is an ISO shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an ISO.

(b) Maximum Dollar Value of ISOs Vesting Per Year.  The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Subsidiary) shall not exceed $100,000.

6.11 Transferability of Options.  Except as otherwise permitted by the Code or the regulations thereunder, no ISO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than, upon the Participant's death, to the person designated as the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by will or by the laws of descent and distribution.  An ISO may be transferred incident to a divorce (within the meaning of Code Section 1041) or pursuant to a Qualified Domestic Relations Order, but such transfer shall cause the ISO to become a NQSO as of the day of the transfer.  An ISO may be transferred to a grantor trust if, under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the ISO while it is held by the trust.  No NQSO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than (i) upon the Participant's death, to the person designated as the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by will or by the laws of descent and distribution, (ii) pursuant to a Qualified Domestic Relations Order, (iii) to a grantor trust if, under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the NQSO while it is held by the trust or (iv) if specified by the Committee in the Participant's Option agreement, by gift to any member of the Participant's immediate family or to a trust for the benefit of the Participant or one or more of the Participant's immediate family members.  For purposes of this Section 6.11, a Participant's "immediate family" shall mean the Participant, and the lineal ascendants and lineal descendants of such Participant or his or her spouse, or any one or more of them.  Unless transferred as permitted hereby, an Option shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Directors at any time and from time to time as shall be determined by the Committee.  A SAR may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine.  In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related SAR was exercised.  Upon the exercise or termination of a Related Option, any Related SAR shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Sections 4.1 and 4.2 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.  However, the Grant Price of a SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR.  The Grant Price of a Related SAR shall be equal to the Exercise Price of the Related Option.  The terms and conditions of any SAR shall not include provisions that provide for the deferral of compensation other than the recognition of income until the exercise of the SAR (so that the SAR will not be subject to Section 409A).  Once a SAR has been granted, the Grant Price with respect thereto may not be changed except for any adjustments pursuant to Section 4.4 herein.

7.2 Exercise of SARs.  SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.  Notwithstanding the authority granted to the Committee pursuant to Section 3.2, and except for any adjustments pursuant to Section 4.4 of the Plan, once a SAR is granted, the Committee shall have no authority to

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reduce the Grant Price fixed by the Committee at the date of grant pursuant to Section 7.1 above, nor may any SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new SAR with a lower price at the date of grant, or exchanged for cash or another Award, without the approval of the Company's stockholders.

7.3 SAR Agreement.  Each SAR grant shall be evidenced by a SAR agreement that shall specify the Grant Price, the term of the SAR, the number of Shares covered by the SAR, the amount or percentage of the SAR that becomes exercisable on specified dates, and such other provisions as the Committee shall determine.

7.4 Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided however, such term shall not exceed ten years.

7.5 Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; and

(b) The number of Shares with respect to which the SAR is exercised; provided however, that the minimum number of Shares as to which a SAR may be exercised shall be 100 or, if less, the total number of Shares relating to the SAR which remain unexercised.

At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

7.6 Restrictions on Share Transferability.  The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired upon exercise for a specified period of time, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.  No restriction on Share transferability shall be imposed that causes either the Shares or the SAR to which the Shares relate to violate Section 409A.

7.7 Termination of Employment or Service Due to Death or Disability.

(a) Termination by Death.  Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, in the event the employment or service of a Participant is terminated by reason of death, any outstanding SARs granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable, and all SARs granted to such Participant shall remain exercisable until their respective expiration dates or for one year after the date of the Participant's death, whichever period is shorter, by the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the SARs by will or by the laws of descent and distribution.

(b) Termination by Disability.  Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, in the event the employment or service of a Participant is terminated by reason of Disability, any outstanding SARs granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable, and all SARs granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date the Participant's employment or service is terminated by reason of Disability, whichever period is shorter.  Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, should the Participant die during the shorter of these two periods, exercisability of the Participant's SARs by the Participant's Beneficiary (or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the SARs by will or by the laws of descent and distribution) shall be permitted until their respective expiration dates or for one year following the date of the Participant's death, whichever period is shorter.

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7.8 Termination of Employment or Service for Other Reasons.  Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, if the employment of an Employee or the service of a Director shall terminate for any reason other than the reasons described in Section 7.7 herein, except for Cause, all outstanding SARs held by the Participant that are not exercisable as of the date of termination immediately shall expire and terminate (and shall once again become available for grant under the Plan).  However, the Committee, in its sole discretion, shall have the right to waive such termination and to make exercisable all or any portion of such SARs.  Thereafter, unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, all such exercisable SARs shall remain exercisable until their expiration dates, or for three months after the date of termination, whichever period is shorter.  Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, should the Participant die during the shorter of these two periods, exercisability of the Participant's SARs by the Participant's Beneficiary (or, if no Beneficiary has been properly designated by the Participant, by such other Person or Persons as shall have acquired the Participant's rights under the SARs by will or by the laws of descent and distribution) shall be permitted until their respective expiration dates or for one year following the date of the Participant's death, whichever period is shorter.

If the employment or service of the Participant shall terminate for Cause, all outstanding SARs immediately shall be forfeited to the Company regardless of the exercisability status of the SARs (and shall once again become available for grant under the Plan) and no additional exercise period shall be allowed.

7.9 Transferability of SARs.  A SAR that is Related to an ISO may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than upon the Participant's death, to the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by will or by the laws of descent and distribution.  Any other SAR, whether or not related to a NQSO, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than (i) upon the Participant's death, to the Participant's Beneficiary or, if no Beneficiary has been properly designated by the Participant, by will or by the laws of descent and distribution, (ii) pursuant to a Qualified Domestic Relations Order, (iii) to a grantor trust described in Section 6.11 or (iv) if specified by the Committee in the Participant's SAR agreement, by gift to any member of the Participant's immediate family or to a trust for the benefit of the Participant, or one or more of the Participant's immediate family members.  For purposes of this Section 7.9, a Participant's "immediate family" shall have the meaning ascribed to it in Section 6.11.  Unless transferred as permitted hereby, a SAR shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock and Restricted Stock Units.  Subject to the limitations set forth in Sections 4.1 and 4.2 herein, and the other terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Employees and Directors in such amounts as the Committee shall determine.  Unless vested earlier pursuant to Section 8.9 or 8.10 herein, Shares of Restricted Stock and Restricted Stock Units shall vest (i.e., no longer be subject to a risk of forfeiture under a Period of Restriction), based upon continuing employment or service, over a minimum of three years, with the exception of: (i) Shares of Restricted Stock and Restricted Stock Units awarded based upon past or future performance (whether pursuant to Qualifying Performance Goals or otherwise), which shall vest, based also upon continuing employment or service, over a minimum of one year; and (ii) Shares of Restricted Stock and Restricted Stock Units granted to a person not previously an Employee or Director, or following a bona fide period of non-employment, as an inducement material to the individual's entering into employment with the Company or any Subsidiary, which may be subject to a shorter minimum vesting period.

8.2 Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by a Restricted Stock or Restricted Stock Unit agreement that shall specify the Period of Restriction and any other vesting terms, the number of Shares of Restricted Stock or Restricted Stock Units granted, and such other provisions as the Committee shall determine.  Each Restricted Stock Unit agreement shall comply with Section 409A.

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8.3 Non-transferability.  Except as otherwise provided in this Plan or the Restricted Stock or Restricted Stock Unit agreement, Shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Restricted Stock or Restricted Stock Unit agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock or Restricted Stock Unit agreement.  All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Restricted Stock or Restricted Stock Unit agreement.

8.4 Other Restrictions.  In addition to the restrictions set forth in Section 8.1 herein, the Committee may impose such restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including restrictions under applicable federal or state securities laws; and may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions.  The Committee may also require that Participants pay a stipulated purchase price for each Share of Restricted Stock or Restricted Stock Unit, or impose holding requirements or sale restrictions upon vesting of Restricted Stock or settlement of Restricted Stock Units in Shares.

8.5 Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Southern Missouri Bancorp, Inc. 2017 Omnibus Incentive Plan and in a Restricted Stock agreement dated ____________.  A copy of the Plan and such Restricted Stock agreement may be obtained from the General Counsel of Southern Missouri Bancorp, Inc."

8.6 Removal of Restrictions.  Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction.  Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his or her Share certificate.

8.7 Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.  Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Units.

8.8 Dividends and Other Distributions.  Subject to Section 4.5 herein, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  The Committee may provide that payment of such dividends shall not be made until the underlying restricted stock vests.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.  Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the Shares are issued to the Participant.  Subject to Section 4.5 herein, the Committee may provide for dividend equivalent units in the Participant's Restricted Stock Unit agreement.

8.9 Termination of Employment or Service Due to Death or Disability.  Unless otherwise set forth in the Restricted Stock or Restricted Stock Unit agreement, in the event that a Participant's employment or service is terminated by reason of death or Disability, the Period of Restriction with respect to the Participant's Shares of Restricted Stock or Restricted Stock Units shall lapse as of the date of termination.

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8.10 Termination of Employment or Service for Other Reasons.  Unless otherwise set forth in the Restricted Stock or Restricted Stock Unit agreement, if the employment or service of the Participant shall terminate for any reason other than those reasons described in Section 8.9 herein, including for Cause, all unvested Shares of Restricted Stock and Restricted Stock Units held by the Participant at that time immediately shall be forfeited and, in the case of Restricted Stock, the Shares shall be returned to the Company (and shall once again become available for grant under the Plan); provided, however, that with the exception of a termination of employment or service for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the Period of Restriction with respect to Restricted Stock or Restricted Stock Units following termination of employment or service for any reason other than those described in Section 8.9 herein, upon such terms and provisions as it deems proper.

8.11 Settlement of Restricted Stock Units.  Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit agreement.  When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee at its sole discretion.

ARTICLE 9

PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1 Grant of Performance Shares and Performance Units.  Subject to the limitations set forth in Sections 4.1 and 4.2 herein and the other terms of the Plan, the Committee, at any time and from time to time, may grant Performance Shares, or Performance Units entitling the Participant to future cash payments or Shares or a combination thereof, based upon the level of achievement with respect to one or more pre-established performance goals (which may, but need not, include Qualifying Performance Goals) established for a Performance Period.

9.2 Amount of Award.  The Committee shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in units in the case of Performance Units.

9.3 Award Agreement.  Each Award of Performance Shares or Performance Units shall be evidenced by a Performance Share or Performance Unit agreement, which shall contain provisions regarding (i) the target and maximum amount payable to the Participant pursuant to the Award, (ii) the performance goals and level of achievement versus these goals that shall determine the amount of such payment, (iii) the Performance Period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) whether and the extent to which Participants holding Performance Shares or Performance Units will receive dividends or dividend equivalents with respect to dividends declared with respect to the Shares, which, if any, shall be subject to Section 4.5 herein, (vi) restrictions on the alienation or transfer of the Award prior to actual payment and restrictions on the sale or transfer of Shares following actual payment of an Award paid in Shares, (vii) forfeiture provisions, and (viii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee.

9.4 Performance Goals.  Performance goals established by the Committee shall relate to Company or Subsidiary-wide, group or individual performance, and be based upon such measures as are determined by the Committee; provided, however, that the performance measures for any portion of an Award of Performance Shares or Performance Units that is intended by the Committee to satisfy the requirements for Qualified Performance-Based Compensation shall be based on one or more Qualifying Performance Measures selected by the Committee in accordance with Article 11 herein.  Multiple performance goals may be used and the components of multiple performance goals may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, individuals or entities.

                9.5 Discretionary Adjustments.  Notwithstanding satisfaction of any performance goals, the amount paid under an Award of Performance Shares or Performance Units on account of either financial performance or personal performance

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evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine, if so provided in the terms of the Award.

9.6 Payment of Awards.  Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period.  The Committee shall determine what, if any, payment is due with respect to an Award and, in the case of Performance Units, whether such payment shall be made in cash, Shares or a combination thereof.  Payment shall be made in a lump sum within 60 days after the Committee determines that a payment is due (or at such other time as provided for in the Performance Share or Performance Unit agreement that either qualifies as a short-term deferral that is exempt from Section 409A, or satisfies Section 409A).

9.7 Termination of Employment or Service Due to Death or Disability.  Unless provided otherwise in the Participant's agreement evidencing his or her Performance Shares or Performance Units, if the employment or service of a Participant shall terminate before the end of a Performance Period by reason of death or Disability, then to the extent it is determined by the Committee following the end of the Performance Period in accordance with Section 9.6 that the performance goals have been attained, the Participant shall be entitled to a pro rata payment based on the number of months' service during the Performance Period but based on the achievement of performance goals during the entire Performance Period; payment under these circumstances shall be made at the time payments are made to Participants who did not terminate service during the Performance Period, subject to Section 9.6 herein.

9.8 Termination of Employment or Service for Other Reasons.  Unless provided otherwise in the Participant's agreement evidencing his or her Performance Shares or Performance Units, if the employment or service of a Participant shall terminate before the end of a Performance Period for any other reason, all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled; provided, however, that in the event of a termination of the employment or service of the Participant by the Company other than for Cause, the Committee in its sole discretion may waive the foregoing automatic cancellation provision and pay out on a pro rata basis as set forth in Section 9.7 herein.

9.9 Non-transferability.  Except as otherwise provided in the Participant's agreement evidencing his or her Award of Performance Shares or Performance Units, Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than upon the Participant's death, to the Participant's Beneficiary or, if no Beneficiary has been designated by the Participant, by will or by the laws of descent and distribution.  Further, except as otherwise provided in the Participant's agreement evidencing his or her Award of Performance Shares or Performance Units, a Participant's rights under the Plan shall inure during his or her lifetime only to such Participant.

ARTICLE 10

CASH AWARDS

10.1 Cash Awards.  Subject to the limitations of Section 4.2 herein, the Committee may grant cash awards ("Cash Awards"), including, but not limited to, awards under the Company's annual cash incentive  program (executive incentive plan), to any Participant.  The Committee shall determine the terms and conditions of such Cash Awards, including, without limitation, performance criteria which must be satisfied (which may, but need not, include Qualifying Performance Goals).

10.2 Section 409A Compliance.  To the extent any Award is made pursuant to this Article 10 that constitutes "deferred compensation" under Section 409A, the terms of such Award shall be required to comply with Section 409A.

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ARTICLE 11

QUALIFIED PERFORMANCE-BASED COMPENSATION

11.1 General.  Notwithstanding any other terms of the Plan, the vesting, payment terms and value (as determined by the Committee) of each Award other than an Option or SAR that, at the time of grant, the Committee intends to be Qualified Performance-Based Compensation shall be determined by the attainment of one or more Qualifying Performance Goals as determined by the Committee in conformity with Code Section 162(m).  The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Qualifying Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Qualifying Performance Goal(s) relate(s) or such earlier time as is required to comply with Code Section 162(m) and the regulations thereunder.  No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Qualifying Performance Goal(s) applicable to the Award were satisfied.  In no case may the Committee increase the value of an Award of Qualified Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Qualifying Performance Goal(s), but the Committee may reduce the value below such maximum if the terms of the Award so provide.

11.2 Qualifying Performance Measures.  Unless and until the Committee proposes for a stockholder vote and the stockholders approve a change in the general Qualifying Performance Measures set forth in this Article 11, the Qualifying Performance Goal(s) upon which the payment or vesting of an Award that is intended to qualify as Qualified Performance-Based Compensation shall be limited to the following measures (referred to as "Qualifying Performance Measures"): earnings and earnings per share (before or after taxes); net income and net income per share (before or after taxes); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues and gross profits (in total or with respect to specific categories or business units, including, without limitation, brokerage, trust and treasury management); operating or cash earnings; operating or cash earnings per share; return measures (including but not limited to total stockholder return, return on average assets, return on average stockholders' equity and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets; operating efficiency; market share; assets under management; new or net growth in merchant processing sales; growth in assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; Share price; regulatory compliance; satisfactory internal or external audits; stockholders' equity and book value per share; tangible stockholders' equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Committee.

Any Qualifying Performance Measure(s) may be used to measure the performance of the Company as a whole or any Subsidiary or business unit of the Company or any combination thereof, as the Committee may deem appropriate.  Such performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Committee, in its sole discretion, deems appropriate.  In the agreement evidencing the Award, the Committee may provide for accelerated vesting of any Award based on the achievement of Qualifying Performance Goal(s).

The Committee may provide in the agreement evidencing an Award that any evaluation of attainment of a Qualifying Performance Goal may include or exclude the effects of any of the following events that occur during the relevant period: (i) extraordinary, unusual and/or non-recurring items of gain or loss; (ii) asset write-downs; (iii) litigation or claim judgments or settlements; (iv) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (v) any reorganization and restructuring programs; and (vi) acquisitions or divestitures.

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In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Qualifying Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.  For purposes of clarification, the Committee may, in its discretion, also grant performance-based Awards under the Plan that are not intended to satisfy, and do not satisfy, the requirements of Qualified Performance-Based Compensation.

ARTICLE 12

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit or right under the Plan is to be paid or transferred in case of his or her death before he or she receives any or all of such benefits or rights (a "Beneficiary" or "Beneficiaries").  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.  In the absence of any such designation, benefits or rights remaining at the Participant's death shall be paid or transferred to the Participant's estate.

ARTICLE 13

RIGHTS OF EMPLOYEES AND DIRECTORS

13.1 Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.  For purposes of the Plan, unless the Committee provides otherwise in an Award agreement, service includes service of a Participant in any capacity as a director, advisory or emeritus director, officer or employee of the Company or any Subsidiary, including an Employee who subsequently becomes a Director.

13.2 Participation.  No Employee or Director shall be entitled to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14

CHANGE IN CONTROL

14.1 Effect of Change in Control.  Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 14 shall apply in the event of a Change in Control.  The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred.

14.2 Conditional Vesting.  Upon a Change in Control, except to the extent that another Award meeting the requirements of Section 14.3 (a "Replacement Award") is provided to the Participant to replace an outstanding Award (the "Replaced Award") and except as otherwise provided by the Committee in the applicable Award Agreement:

(a) Each SAR and Option then outstanding shall become fully vested and exercisable;

(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 8.11 above, provided, however, that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of a

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Change in Control on such Award shall be determined applying the principles of Section 14.2(c) below as if such Award was a Performance Share Award;

(c) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned and shall be paid to the extent of the greater of (i) the extent, as determined by the Committee, to which the Performance Goals applicable to such Performance-Based Award have been met during the applicable Performance Period up through and including the effective date of the Change in Control or (ii) the target number of Performance Units or Performance Shares determined at the date of grant, provided that this clause (ii) shall not be applicable with respect to any Performance Unit or Performance Share Award that is subject to Qualifying Performance Goals; and

(d) The treatment of any Cash Award shall be as determined by the Committee and reflected in the applicable Award Agreement.

14.3 Replacement Awards.  An Award shall meet the conditions of this Section 14.3 (and hence qualify as a Replacement Award) if:

(a) it has a value at least equal to the value of the Replaced Award;

(b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and

(c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control and the provisions of Section 14.4).

(d) Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied.  The determination of whether the conditions of this Section 14.3 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

14.4 Separation from Service.  Upon an involuntary separation from service of a Participant (other than for Cause but including voluntary resignation for good reason under an applicable plan or agreement) occurring in connection with or during the period of two (2) years after a Change in Control, all Replacement Awards held by the Participant, to the extent not vested as of such separation, shall become fully vested and (if applicable) exercisable and free of restrictions.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1 Amendment, Modification and Termination.  The Board or the Committee may, at any time and from time to time, terminate, amend or modify the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Company's stockholders if, when and to the extent such stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such stockholder approval.  In addition, Options and SARs issued under the Plan may not be repriced, replaced or re-granted through cancellation, exchanged for cash or other Awards or by lowering the Exercise or Grant Price of a previously granted Option or SAR (other than as described in Section 4.4 herein) except with the approval of the Company's stockholders and in compliance with Section 409A.  Neither the Board nor the Committee may materially waive any conditions of, or rights of the Company under, or modify or amend the terms of any outstanding Award, nor may the Board or Committee amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided, including, without limitation as provided in Section 15.2 herein.

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15.2 Awards Previously Granted.  No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant; provided, however, that the Participant shall be required to consent to any amendment or modification required by law or for the Plan to comply with Section 409A.

ARTICLE 16

WITHHOLDING

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares or the Participant making other arrangements acceptable to the Committee.

ARTICLE 17

SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company.

ARTICLE 18

REQUIREMENTS OF LAW

18.1 Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.2 Governing Law.  To the extent not preempted by federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Missouri.

18.3 Regulatory Requirements.  Anything in this Plan or an Award to the contrary notwithstanding, it is intended, to the extent required, that this Plan and Awards granted hereunder comply with the requirements of legislative or regulatory limitations or requirements which are or may become applicable to the Company and the Awards made hereunder (collectively, the "Regulatory Requirements"), including, but not limited to, provisions limiting payment of certain bonus, incentive or retention compensation or "golden parachute payments" to certain officers or highly compensated employees, requiring that the Company may recover (claw-back) bonus and incentive compensation in certain circumstances, and precluding bonus and incentive arrangements that encourage unnecessary or excessive risks that threaten the value of the Company or any Subsidiary, in each case within the meaning of the Regulatory Requirements, and only to the extent applicable to the Company (or a Subsidiary) and a Participant.  The application of this Section 18.3 is intended to, and shall be interpreted, administered and construed to, cause the Plan and Awards to comply with the Regulatory Requirements and, to the maximum extent consistent with this Section 18.3 and the Regulatory Requirements, to permit the operation of the Plan and each Award in accordance with the terms and provisions thereof before giving effect to the provisions of this Section 18.3 or the Regulatory Requirements.

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ARTICLE 19

ADDITIONAL PROVISIONS

19.1 Notices.  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)   If to the Committee:
       Southern Missouri Bancorp, Inc.
       2991 Oak Grove Road
       Poplar Bluff, Missouri 63901
       Attention:  Corporate Secretary

(b)   If to a Participant, to such person's address as shown in the Company's records.

19.2 Election to Defer.  To the extent provided by the Committee under this Plan or an applicable deferral plan established by the Company or a Subsidiary, the receipt of payment of cash or delivery of Shares that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant.  Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Section 409A of the Code.

19.3 Other Restrictions, Limitations and Clawback; Compliance with Law, Rules and Regulations.  The Committee may provide that a Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment, to delayed or deferred payment or to holding period requirements upon the occurrence of certain specified events or circumstances in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, (a) termination of employment or service for Cause, (b) fraudulent or illegal actions or other misconduct, (c) violation of any Company and/or Subsidiary code of ethics, conflict of interest, insider trading or similar policy or code of conduct applicable to the Participant, (d) failure to enter into, or the breach of, any noncompetition, non-solicitation, confidentiality, or other restrictive covenant that may apply to the Participant, (e) other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries or (f) requirements of applicable laws, rules or regulations, including the Regulatory Requirements (as described in Section 18.3).  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), or in other circumstances subjecting Participants to the obligation to repay, and for the Company to recoup (clawback) incentive or other compensation, the Participant shall reimburse the Company with respect to payments received upon exercise or in settlement of an Award earned or accrued, and/or outstanding Awards shall be reduced, surrendered or cancelled, in such amount and with respect to such time period as the Committee shall determine to be required by applicable law, rule or regulation.

                19.4 Compliance with Section 409A.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance

19

with regulations and other guidance issued under Section 409A.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, annual incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement.  In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for "performance-based compensation" as defined under Section 409A.  If an amount payable under an Award as a result of the separation from service (other than due to death) occurring while the Participant is a "specified employee" (as defined in Section 409A) constitutes a deferral of compensation subject to Section 409A, then payment of such amount shall not occur until six (6) months and a day after the date of the Participant's "separation from service" except as permitted under Section 409A. With respect to any Award that is not exempt from Section 409A, all references in this Plan to a  termination of employment or service or a "separation from service" shall mean a cessation or reduction in the Participant's services for the Company (and any other affiliated entities that are deemed to constitute a "service recipient" as defined in Treasury Regulation §1.409A-1(h)(3)) that constitutes a "Separation from Service" as determined under Section 409A of the Code, taking into account all of the facts, circumstances, rules and presumptions set forth in Treasury Regulation §1.409A-1(h).

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Southern Missouri BANCORP

IMPORTANT ANNUAL MEETING INFORMQTION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy you may choose one of the voting methods outlined below to vote your proxy

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 30, 2017.

Vote by Internet

- Go to **www.Investorvote.com/SMBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- **Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone**
- **Follow the instructions provided by the recorded message**

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals -- The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors

	For	Withhold
01 – Ronnie D. Black, Term to expire in 2020	☐	☐
02 – Rebecca M. Brooks, Term to expire in 2020	☐	☐
03.– Dennis C. Robison, Term to expire in 2020	☐	☐

		For	Against	Abstain
2.	The advisory (non-binding) vote on our executive compensation as disclosed in the accompanying proxy statement.	☐	☐	☐
3.	**The approval of the Company's 2017 Omnibus Incentive Plan.**	☐	☐	☐
4.	The Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2018.	☐	☐	☐

Note other business may properly come before the meeting, including an adjournment or postponement of the meeting in their discretion, the proxies are authorized to vote on the other business that may come before the meeting.

B Non-Voting Items

Change of Address -- Please print new address below

C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required

Date (mm/dd/yyyy) – Please print date below	Signature 1 -- Please keep signature within the box.	Signature 2 -- Please keep signature within the box.
/ /

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY -- SOUTHERN MISSOURI BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 30, 2017

The undersigned hereby appoints the Board of Directors as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Company's corporate headquarters located at 2991 Oak Grove Road, Poplar Bluff, Missouri, on Monday, October 30, 2017 at 9:00 a.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote **"FOR"** the listed proposals.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Southern Missouri Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Southern Missouri Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Southern Missouri Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Southern Missouri Bancorp, Inc., prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement dated on or about September 25, 2017 and Southern Missouri Bancorp, Inc.'s 2017 annual Report to Shareholders.

**PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.**